UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21346

Name of Fund:  Muni New York Intermediate Duration Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Muni New York Intermediate Duration Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 05/31/06

Date of reporting period: 06/01/05 - 05/31/06

Item 1 -   Report to Stockholders


Annual Reports
May 31, 2006


Muni Intermediate Duration Fund, Inc.

Muni New York Intermediate Duration Fund, Inc.



(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


These reports, including the financial information herein, are transmitted to shareholders of Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc. for their information. This is not a prospectus. The Funds have leveraged their Common Stock and intend to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with potentially higher rates of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Past performance results shown in these reports should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Funds voted proxies relating to securities held in the Funds' portfolios during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Muni Intermediate Duration Fund, Inc.
Muni New York Intermediate Duration Fund, Inc.
Box 9011
Princeton, NJ 08543-9011



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Muni Intermediate Duration Fund, Inc.

Muni New York Intermediate Duration Fund, Inc.


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with approximately $1 trillion in assets under management (based on combined assets under management as of March 31, 2006) (the "Transaction"). The Transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Board of Directors of each Fund has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Funds' shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Funds upon the closing of the Transaction.




Quality Profiles as of May 31, 2006


                                               Percent of
Muni Intermediate Duration Fund, Inc.            Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           38.5%
AA/Aa                                              4.5
A/A                                               14.0
BBB/Baa                                           16.9
BB/Ba                                              5.1
B/B                                                1.2
CCC/Caa                                            1.6
NR (Not Rated)                                    13.6
Other*                                             4.6

 * Includes portfolio holdings in variable rate demand notes.



Muni New York Intermediate                     Percent of
Duration Fund, Inc.                              Total
By S&P/Moody's Rating                         Investments

AAA/Aaa                                           36.0%
AA/Aa                                             18.2
A/A                                                9.3
BBB/Baa                                           15.8
BB/Ba                                              8.5
CCC/Caa                                            2.5
NR (Not Rated)                                     5.3
Other*                                             4.4

 * Includes portfolio holdings in anticipation notes and short-term investments.



ANNUAL REPORTS                                                     MAY 31, 2006


A Letter From the President


Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). Earlier this year, Merrill Lynch announced plans to combine its investment advisory business, including MLIM, with another highly regarded investment manager - BlackRock, Inc. ("BlackRock").

At the completion of the transaction, which is expected at the end of the third quarter of this year (subject to regulatory and shareholder approvals), the resultant firm will be a top-10 investment manager worldwide with approximately $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs - they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the combination only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you recently were mailed a proxy package asking you to vote on proposed changes that affect those funds. The proposals vary based on the funds in which you invest. However, all shareholders are asked to vote on a new investment advisory agreement with BlackRock Advisors, Inc. Your Fund's Board of Directors has approved, and recommends that you approve, the new agreement. Your Fund's Board also has approved, and recommends that you approve, a contingent subadvisory agreement that will serve to ensure that management services can continue during the course of completing the transaction.

It is important that you exercise your right as a mutual fund shareholder by voting on the proposals that are presented to you in your funds' proxy statements. Your participation - via phone, mail, online or in person - is critical. (Refer to your proxy card for detailed voting procedures and deadlines.) You should know that your vote on these proposals will not affect your brokerage account or change your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

Should you have any questions or concerns, please do not hesitate to call 1.866.752.6486.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


  * $1.039 trillion in assets under management as of March 31, 2006.



ANNUAL REPORTS                                                     MAY 31, 2006



A Discussion With Your Funds' Portfolio Managers


The Funds outperformed the average return of the Lipper Intermediate Debt Fund category for the fiscal year, benefiting from their exposure to longer-dated bonds and lower-quality, higher-yielding municipal credits.


Describe the recent market environment relative to municipal bonds.

Long-term bond yields rose sharply during the 12-month period, with much of the increase occurring in the final three months. Bond prices, which move opposite of yields, declined. Bond prices were pressured as investors focused on solid economic growth, both globally and in the United States, and renewed inflationary pressures deriving from rising commodity prices. First quarter 2006 gross domestic product growth was recently revised upward to 5.3%, well above the 1.7% rate recorded in the fourth quarter of 2005.

The Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the past year, bringing the federal funds target rate to 5% at period-end. Consequently, the yield curve continued to flatten, with short-term interest rates rising more than longer-term interest rates. Over the past 12 months, 30-year U.S. Treasury bond yields rose 89 basis points (.89%) to 5.21% and 10-year U.S. Treasury note yields rose 112 basis points to 5.12%, the highest level since May 2002.

While municipal bond yields also rose sharply in recent months, the market's strong technical position provided significant price support and allowed municipal bond prices to decline much less than their taxable counterparts. As measured by Municipal Market Data, yields on AAA-rated issues maturing in 30 years rose 27 basis points to 4.53% and yields on AAA-rated issues maturing in 10 years rose 53 basis points to 4.02%, resulting in some additional flattening of the municipal yield curve as well.

For the most part, the recent outperformance of the tax-exempt market has been fostered by a dramatic decline in new bond issuance so far in 2006. In 2005, more than $408 billion in new long-term tax-exempt bonds was underwritten, a new annual record and an increase of over 13% versus 2004. Over the past six-month and three-month periods, new-issue volume declined 13.4% and 11%, respectively, compared to the corresponding periods a year ago. The record new issuance in 2005 was largely triggered by a 47% increase in refunding activity as issuers took advantage of historically low bond yields and a flattening yield curve to refinance their outstanding higher-couponed debt. Year-to-date through May 2006, refunding volume declined over 55% relative to the first five months of 2005. This decline led some analysts to reduce their forecasts for 2006 new issuance from the $350 billion - $370 billion range to the $300 billion - $325 billion range. Lower annual issuance would further solidify the tax-exempt market's already positive technical position.

The tax-exempt market has continued to enjoy strong investor demand. As reported by the Investment Company Institute (ICI), long-term municipal bond funds received net new monies of $5.04 billion in 2005 - a sharp reversal from the $3.67 billion outflow in 2004. ICI reports that during the first four months of 2006, tax-exempt mutual funds continued to experience cash flows of over $5.9 billion, significantly higher than the $689 million received during the same period in 2005. Recent statistics from AMG Data Services have indicated that, thus far in 2006, weekly cash flows into long-term municipal bond funds averaged over $275 million, a significant improvement from the weekly average of $65 million in December 2005.

Looking ahead, the fundamentals for the municipal market appear positive. Demand is expected to be sustained as investors receive cash flow from coupon income and the proceeds of bond maturities and calls. In addition, new issuance should be manageable. The favorable supply/demand dynamic, coupled with attractive yields relative to comparable U.S. Treasury bonds, should continue to support the municipal market in the coming months.


Muni Intermediate Duration Fund, Inc.


How did the Fund perform during the fiscal year?

For the 12-month period ended May 31, 2006, the Common Stock of Muni Intermediate Duration Fund, Inc. had net annualized yields of 5.54% and 5.75%, based on a year-end per share net asset value of $15.07 and a per share market price of $14.52, respectively, and $.835 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +4.71%, based on a change in per share net asset value from $15.51 to $15.07, and assuming reinvestment of all distributions.



ANNUAL REPORTS                                                     MAY 31, 2006



The Fund's total return, based on net asset value, exceeded the +2.28% average return of the Lipper Intermediate Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category invest in municipal debt issues with dollar-weighted average maturities of 5 years - 10 years.) Previously, Lipper had placed the Fund in the General Municipal Debt Funds (Leveraged) category, which contains funds that invest in various maturity ranges.

Fund performance benefited from the continued contraction of credit spreads in the municipal market, which had a favorable impact on our positions in tax-backed and corporate-related debt, where we have a significant concentration, as well as our exposure to health care-related and land-secured bonds. The greatest contribution to performance came from the Fund's positions in airline-related debt. While this sector lagged in the first six months, airlines resumed a strong rally in the latter half of the fiscal year that resulted in considerable spread tightening. This proved beneficial to some of our larger holdings in Continental Airlines Inc. and American Airlines Inc. Also contributing to performance was strong appreciation in the portfolio's holdings in the bonds of Pocahontas Parkway, a toll road in Virginia that was constructed within the past few years. The road has been signed over to an infrastructure financing entity, with the transaction expected to close in the summer. Given this development, the toll road's outstanding debt is expected to be defeased (or called at its first call date), which has resulted in a price increase in the existing bonds. Finally, our yield curve strategy also proved advantageous. For most of the year, we had an overweight position in bonds with maturities greater than 20 years. This benefited performance as the yield curve flattened and longer-term bonds outperformed short-term issues.

For the six-month period ended May 31, 2006, the total investment return on the Fund's Common Stock was +3.54%, based on a change in per share net asset value from $15.22 to $15.07, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

Broadly speaking, we moved the portfolio from a slightly defensive stance to more of a neutral posture as the Fed appeared to be approaching a pause in its interest rate-hiking campaign. Although both the Treasury and the municipal yield curves continued to flatten during the past 12 months, the move was not nearly as dramatic as we have seen in previous periods. Notably, the municipal curve retained a positive slope, particularly relative to the Treasury curve which actually inverted early in 2006, and this contributed to the market's and the Fund's positive performance.

The Fund maintained its focus on refundable, essential service securities from high-demand states. A lack of new-issue supply and increased demand for municipal bonds has caused spreads to narrow in all sectors of the municipal market. We took advantage of these tight spreads to move the Fund's exposure to spread product to neutral while increasing its position in bonds exempt from tax in specialty states. We believe this strategy should prove beneficial with any shift in the demand/supply imbalance in both the high yield sector and the broader municipal market.

For the six months ended May 31, 2006, the average yield for the Fund's Auction Market Preferred Stock (AMPS) was 3.13% for Series M7; 3.20% for Series T7; 3.16% for Series W7; 3.14% for Series TH7; 3.16% for Series F7; and 3.37% for Series TH28. The Fed raised the short-term interest rate target 200 basis points during the 12-month period, and this continued to affect the Fund's borrowing costs. We would expect additional increases in the cost of funds to be more limited as the Fed nears a pause in its monetary tightening campaign. Despite the interest rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower interest rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 35.83% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 8 of this report to shareholders.)



ANNUAL REPORTS                                                     MAY 31, 2006



A Discussion With Your Funds' Portfolio Managers (concluded)



How would you characterize the Fund's position at the close of the period?

We remain focused on generating an attractive level of tax-exempt income for our shareholders. The Fund ended the period fully invested and with an overall neutral market posture. After 17 consecutive interest rate hikes, the Fed may be near a pause in its monetary tightening program. However, global economies and certain pockets of the U.S. economy continue to show solid growth, leading us to believe that it still may be early to become too aggressive. We believe a neutral posture is prudent in the current environment and should provide for competitive performance.


Muni New York Intermediate Duration Fund, Inc.


Describe conditions in the State of New York.

In December, credit-rating agency Moody's upgraded New York's rating to Aa3, the state's highest rating from Moody's since 1975. Standard & Poor's and Fitch maintained ratings of AA and AA-, respectively, and all three agencies assign a stable outlook to the state's ratings. The New York economy continues to improve and revenue collections are increasing. State tax collections remain largely dependent on the performance of the financial sector, but tax receipts over the past few years have been strong.

New York's 2006 fiscal year ended on March 31, and preliminary operating results indicate a $2 billion surplus and a $945 million rainy day fund. The 2006 budget had closed an estimated $4 billion deficit. The state finalized the 2007 budget on April 26. The $112.5 billion budget includes roughly $850 million in tax cuts and applies almost $2 billion from the 2006 fiscal year surplus toward out-year gaps. The budget also includes $700 million in school operating aid as part of compliance with a court order on school funding. It is unclear whether this amount, as well as additional capital grants and bonding authority to New York City, will be sufficient in meeting the court mandate.

Preliminary April 2006 employment numbers reflect a 0.6% increase from April 2005 levels. New York ranks fifth-highest among all states in per capita income. Economic growth is disproportionately stronger in downstate New York, while the upstate economy remains lackluster.


How did the Fund perform during the fiscal year?

For the 12-month period ended May 31, 2006, the Common Stock of Muni New York Intermediate Duration Fund, Inc. had net annualized yields of 4.67% and 5.25%, based on a year-end per share net asset value of $14.66 and a per share market price of $13.03, respectively, and $.684 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +2.52%, based on a change in per share net asset value from $15.05 to $14.66, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +2.28% average return of the Lipper Intermediate Municipal Debt Funds category for the 12-month period. (Funds in this Lipper category invest in municipal debt issues with dollar-weighted average maturities of 5 years - 10 years.) Lipper previously had placed the Fund in the New York Municipal Debt Funds category, which included New York municipal bond funds of all durations. The new category accounts for the Fund's intermediate duration profile, although there will be some variance in returns given that the category includes national funds as well as funds focused on single states other than New York.

Fund performance reflected our duration and yield curve strategies. Although our relatively long duration hurt the Fund as interest rates rose late in the fiscal year, this was overwhelmed by the fact that longer-maturity bonds, where we focused our investment, outperformed as the yield curve flattened. Not only did longer-maturity issues hold their value better than shorter-term bonds, contributing to the Fund's total return, but they also offered higher yields. Fund performance also benefited from our positions in lower-quality credits, the market's best performers during the past year. These credits, particularly airline- and tobacco-related debt, as well as lower-quality hospital bonds, appreciated as spreads (versus higher-quality issues of comparable maturity) tightened. They also offered greater income in what was a yield-driven market.

Fund performance was hindered by our exposure to Puerto Rico debt, as these bonds' prices suffered amid a declining credit situation in the commonwealth. Other detractors included our positions in higher-quality bonds, which tend to be lower yielding; discount bonds, which are priced to maturity and, therefore, have longer durations than premium-coupon bonds; and intermediate-maturity holdings, which underperformed as the curve flattened given their relatively short maturities.

For the six-month period ended May 31, 2006, the total investment return on the Fund's Common Stock was +2.50%, based on an unchanged per share net asset value of $14.66, and assuming reinvestment of all distributions.



ANNUAL REPORTS                                                     MAY 31, 2006



For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock may vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

We continued our strategy of moving further out on the municipal yield curve in an effort to increase the Fund's yield. Because the yield curve measures maturity, not duration, we are able to add bonds with longer maturities without necessarily extending duration. In some cases, our efforts were limited by market conditions and the fact that some of our existing holdings had higher yields than those currently available. Overall, this strategy allowed the portfolio's average maturity to increase from just over 12 years to just under 15 years, while the Fund's average duration increased less than one year - from 4.99 years to 5.81 years.

Other themes pursued during the period included capitalizing on opportunities to diversify the portfolio and augment yield. This included adding to our exposure to lower-quality credits, although we passively reduced exposure to the hospital sector as some of these bonds were called by their issuers prior to maturity. To some extent, our ability to restructure the portfolio as we would have liked was hampered by a decline in new issuance in 2006. For the year, new municipal bond supply in New York was down 4.3% versus the same 12 months a year ago. The drop was even more pronounced in recent months, with new issuance down 32% and 23% for the most recent six-month and three-month periods, respectively.

For the six months ended May 31, 2006, the average yield for the Fund's Auction Market Preferred Stock (AMPS) was 3.07%. The Fed raised the short-term interest rate target 200 basis points during the 12-month period, and this continued to affect the Fund's borrowing costs. We would expect additional increases in the cost of funds to be more limited as the Fed nears a pause in its monetary tightening campaign. Despite the interest rate increases during the period, the tax-exempt yield curve maintained a positive slope, allowing us to borrow at a lower rate than where we invest. This continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 33.44% of total net assets, before the deduction of Preferred Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 8 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

After 17 consecutive interest rate hikes, investors appear to be getting more comfortable with the idea that the monetary tightening campaign is nearing an end, despite some uncertain rhetoric from Fed Chairman Ben Bernanke. Still, the economy is showing signs of weakness, including slowdowns in housing, manufacturing and employment. The wildcard, and the variable on which the Fed is focused, is inflation.

Against this backdrop, the Fund ended the period with a duration neutral to slightly longer than that of its peers. We believe the long end of the yield curve still has some room to outperform and that our duration posture is appropriate given that assumption. We also see further appreciation potential in lower-quality issues. We are mindful of our duration parameters and would expect to see value restored in the intermediate part of the curve once the Fed pauses in its interest rate-hiking campaign. Overall, we will continue to look for opportunities to diversify the Fund while also seeking to balance yield and total return potential.


Robert A. DiMella, CFA
Vice President and Portfolio Manager
Muni Intermediate Duration Fund, Inc.


Timothy T. Browse, CFA
Vice President and Portfolio Manager
Muni New York Intermediate Duration Fund, Inc.


June 30, 2006



ANNUAL REPORTS                                                     MAY 31, 2006



The Benefits and Risks of Leveraging


The Funds utilize leveraging to seek to enhance the yield and net asset value of their Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, each Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of each Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately
3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock
(that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Funds may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Funds to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Funds invest in inverse floaters, the market value of each Fund's portfolio and the net asset value of each Fund's shares may also be more volatile than if the Funds did not invest in such securities. As of May 31, 2006, the percentage of Muni Intermediate Duration Fund, Inc.'s total net assets invested in inverse floaters was 3.71%, before the deduction of Preferred Stock. As of May 31, 2006, none of Muni New York Intermediate Duration Fund, Inc.'s total net assets was invested in inverse floaters.



Swap Agreements


The Funds may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom each Fund has entered into the swap will default on its obligation to pay the Funds and the risk that the Funds will not be able to meet their obligations to pay the other party to the agreement.



ANNUAL REPORTS                                                     MAY 31, 2006



Schedule of Investments                                          (In Thousands)


                                          Muni Intermediate Duration Fund, Inc.


     Face
   Amount  Municipal Bonds                                             Value

Alabama--3.4%

           Jefferson County, Alabama, Limited Obligation
              School Warrants, Series A:
 $  5,500       5.50% due 1/01/2021                                  $    5,875
    6,500       5.25% due 1/01/2023                                       6,797
    6,600  Tuscaloosa, Alabama, Special Care Facilities Financing
              Authority, Residential Care Facility Revenue Bonds
              (Capstone Village, Inc. Project), Series A, 5.625%
              due 8/01/2025                                               6,621

Arizona--2.1%

    2,820  Maricopa County, Arizona, IDA, Education Revenue
              Bonds (Arizona Charter Schools Project 1), Series A,
              6.625% due 7/01/2020                                        2,812
    3,000  Navajo County, Arizona, IDA, IDR (Stone Container
              Corporation Project), AMT, 7.20% due 6/01/2027              3,098
           Pima County, Arizona, IDA, Education Revenue Bonds
              (Arizona Charter Schools Project):
    1,000       Series C, 6.70% due 7/01/2021                             1,051
    1,750       Series K/L, 6.375% due 7/01/2031                          1,809
    3,630  Vistancia Community Facilities District, Arizona, GO,
              5% due 7/15/2014                                            3,563

Arkansas--0.7%

    3,755  Conway, Arkansas, Public Facilities Board, Capital
              Improvement Revenue Refunding Bonds (Hendrix
              College Projects), Series B, 5% due 10/01/2026              3,824

California--25.9%

    8,865  California Pollution Control Financing Authority, PCR,
              Refunding, DRIVERS, AMT, Series 878Z, 7.143%
              due 12/01/2009 (g)(j)                                       9,838
    5,000  California State Department of Water Resources,
              Power Supply Revenue Bonds, Series A, 5.375%
              due 5/01/2012 (h)                                           5,469
           California State, GO:
    1,910       5.50% due 4/01/2014 (h)                                   2,116
   15,590       5.50% due 4/01/2028                                      16,908
    5,000  California State, GO, Refunding, 5.25%
              due 2/01/2027 (g)                                           5,254
   10,000  California State Public Works Board, Lease Revenue
              Bonds (Department of Corrections), Series C, 5.50%
              due 6/01/2020                                              10,782
    2,500  California Statewide Communities Development
              Authority, Health Facility Revenue Bonds
              (Memorial Health Services), Series A, 6%
              due 10/01/2023                                              2,713
    2,400  Elk Grove, California, Poppy Ridge Community
              Facilities Number 3, Special Tax, Series 1, 6%
              due 9/01/2008 (h)                                           2,527



     Face
   Amount  Municipal Bonds                                             Value

California (concluded)

 $  6,440  Grossmont-Cuyamaca Community College District,
              California, GO (Election of 2002), Series A, 5%
              due 8/01/2027 (g)                                      $    6,627
           Los Angeles, California, Unified School District, GO:
   10,485       (Election of 1997), Series F, 5% due 7/01/2025 (d)       10,851
   26,575       Series A, 5% due 1/01/2028 (g)                           27,428
    5,850  Ontario-Montclair, California, School District, GO
              (Election of 2002), Series A, 5% due 8/01/2027 (d)          6,022
   10,135  Peralta, California, Community College District, GO
              (Election of 2000), Series D, 5% due 8/01/2030 (f)         10,473
    1,515  Rowland, California, Unified School District, GO
              (Election of 2000), Series B, 5.25% due 8/01/2027 (f)       1,597
           Sacramento, California, Special Tax (North Natomas
              Community Facilities), Series 4-C:
      585       5.60% due 9/01/2020                                         614
    1,720       5.75% due 9/01/2022                                       1,817
      500       5.90% due 9/01/2023                                         532
    3,000       6% due 9/01/2028                                          3,194
    3,000  San Jose, California, Airport Revenue Bonds, Series A,
              5.25% due 3/01/2017 (d)                                     3,167
    3,100  San Jose, California, GO (Libraries, Parks and Public
              Safety Projects), 5% due 9/01/2030 (g)                      3,185
    9,030  Sequoia, California, Unified High School District, GO,
              Refunding, Series B, 5.50% due 7/01/2035 (f)                9,870
    4,875  Tamalpais, California, Union High School District, GO
              (Election of 2001), 5% due 8/01/2028 (f)                    5,017
    2,610  Tustin, California, Unified School District, Senior Lien
              Special Tax Bonds (Community Facilities District
              Number 97-1), Series A, 5% due 9/01/2032 (f)                2,667

Colorado--2.6%

    2,000  Denver, Colorado, City and County Airport Revenue
              Refunding Bonds, Series E, 5.25% due 11/15/2023 (g)         2,055
      900  Elk Valley, Colorado, Public Improvement Revenue
              Bonds (Public Improvement Fee), Series A, 7.10%
              due 9/01/2014                                                 961
    2,250  Montrose, Colorado, Memorial Hospital, Revenue Bonds,
              6.375% due 12/01/2023                                       2,477
    7,500  Plaza Metropolitan District Number 1, Colorado, Tax
              Allocation Revenue Bonds (Public Improvement Fees),
              7.50% due 12/01/2015                                        8,223
    1,000  Southlands, Colorado, Medical District, GO (Metropolitan
              District Number 1), 6.75% due 12/01/2016                    1,093

Connecticut--1.7%

    1,160  Connecticut State Development Authority, Airport Facility
              Revenue Bonds (LearJet Inc. Project), AMT, 7.95%
              due 4/01/2026                                               1,379
    8,000  Connecticut State Development Authority, PCR, Refunding
              (Connecticut Light and Power Company), Series A,
              5.85% due 9/01/2028                                         8,408



Portfolio Abbreviations


To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT      Alternative Minimum Tax (subject to)
DRIVERS  Derivative Inverse Tax-Exempt Receipts
EDA      Economic Development Authority
GO       General Obligation Bonds
IDA      Industrial Development Authority
IDB      Industrial Development Board
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
S/F      Single-Family
TAN      Tax Anticipation Notes
VRDN     Variable Rate Demand Notes



ANNUAL REPORTS                                                     MAY 31, 2006



Schedule of Investments (continued)                              (In Thousands)


                                          Muni Intermediate Duration Fund, Inc.


     Face
   Amount  Municipal Bonds                                             Value

Florida--4.2%

 $  2,935  Harbor Bay, Florida, Community Development District,
              Capital Improvement Special Assessment Bonds,
              6.75% due 5/01/2034                                    $    3,183
    2,110  Heritage Isle at Viera Community Development District,
              Florida, Special Assessment Bonds, Series B, 5%
              due 11/01/2009                                              2,110
           Midtown Miami, Florida, Community Development
           District, Special Assessment Revenue Bonds:
    3,500       Series A, 6% due 5/01/2024                                3,774
    2,000       Series B, 6.50% due 5/01/2037                             2,201
    3,670  Orange County, Florida, Health Facilities Authority, Health
              Care Revenue Refunding Bonds (Orlando Lutheran
              Towers), 5% due 7/01/2013                                   3,594
      930  Orlando, Florida, Urban Community Development District,
              Capital Improvement Special Assessment Bonds, 6%
              due 5/01/2020                                               1,000
    1,085  Portofino Shores, Florida, Community Development
              District, Special Assessment Bonds, Series A, 6.40%
              due 5/01/2034                                               1,148
    1,500  Sarasota County, Florida, Public Hospital Board, Hospital
              Revenue Bonds (Sarasota Memorial Hospital), VRDN,
              Series A, 3.58% due 7/01/2037 (a)(i)                        1,500
    2,390  South Lake County, Florida, Hospital District Revenue
              Bonds (South Lake Hospital Inc.), 6.625%
              due 10/01/2023                                              2,649
      645  Sterling Hill, Florida, Community Development District,
              Capital Improvement Revenue Refunding Bonds,
              Series B, 5.50% due 11/01/2010                                650
    2,060  Watergrass Community Development District, Florida,
              Special Assessment Revenue Bonds, Series B, 4.875%
              due 11/01/2010                                              2,052

Georgia--4.0%

    1,500  Atlanta, Georgia, Tax Allocation Bonds (Atlantic Station
              Project), 7.90% due 12/01/2024                              1,662
           Brunswick & Glynn County, Georgia, Development
              Authority, First Mortgage Revenue Bonds (Coastal
              Community Retirement Corporation Project),
              Series A:
    5,395       7.125% due 1/01/2025                                      5,470
    2,800       7.25% due 1/01/2035                                       2,833
    4,900  Burke County, Georgia, Development Authority, PCR,
              Refunding (Oglethorpe Power Corporation), VRDN,
              Series B, 3.54% due 1/01/2020 (a)(i)                        4,900
    4,500  Fulton County, Georgia, Residential Care Facilities,
              Revenue Refunding Bonds (Canterbury Court Project),
              Series A, 5.80% due 2/15/2018                               4,566
           Savannah, Georgia, EDA Revenue Bonds (Marshes of
              Skidaway), First Mortgage, Series A:
    1,245       6.25% due 1/01/2012                                       1,273
    2,245       6.85% due 1/01/2019                                       2,317

Idaho--0.1%

      465  Idaho Housing and Finance Association, S/F
              Mortgage Revenue Bonds, AMT, Series F-2, 5.85%
              due 7/01/2015 (e)(k)                                          466

Illinois--3.5%

    2,510  Chicago, Illinois, O'Hare International Airport Revenue
              Bonds, Third Lien, AMT, Series B-2, 6%
              due 1/01/2029 (l)                                           2,756
    6,000  Hodgkins, Illinois, Environmental Improvement Revenue
              Bonds (Metro Biosolids Management LLC Project),
              AMT, 5.90% due 11/01/2017                                   6,273



     Face
   Amount  Municipal Bonds                                             Value

Illinois (concluded)

 $  6,930  Illinois Development Finance Authority Revenue Bonds
              (Community Rehabilitation Providers Facilities),
              Series A, 6.625% due 7/01/2032                         $    7,409
    1,800  Illinois State Finance Authority Revenue Bonds
              (Landing at Plymouth Place Project), Series A,
              6% due 5/15/2025                                            1,863
    1,580  Village of Wheeling, Illinois, Revenue Bonds (North
              Milwaukee/Lake-Cook Tax Increment Financing (TIF)
              Redevelopment Project), 6% due 1/01/2025                    1,523

Indiana--0.8%

    4,300  Indiana Transportation Finance Authority, Highway
              Revenue Bonds, Series A, 5% due 6/01/2028 (f)               4,407

Kansas--0.6%

    3,500  Olathe, Kansas, Health Facilities Revenue Bonds
              (Olathe Medical Center), VRDN, Series A, 3.52%
              due 9/01/2032 (a)(i)                                        3,500

Louisiana--1.4%

    2,695  Louisiana State, Gas and Fuels Tax Revenue Bonds,
              Series A, 5% due 5/01/2030 (d)                              2,761
    5,000  Port New Orleans, Louisiana, IDR, Refunding (Continental
              Grain Company Project), 6.50% due 1/01/2017                 5,098

Maine--0.4%

    1,965  Portland, Maine, Housing Development Corporation,
              Senior Living Revenue Bonds (Avesta Housing
              Development Corporation Project), Series A, 6%
              due 2/01/2034                                               2,026

Maryland--0.1%

      500  Maryland State Industrial Development Financing
              Authority, Economic Development Revenue Bonds
              (Our Lady of Good Counsel School), Series A, 6%
              due 5/01/2035                                                 529

Massachusetts--4.8%

    4,560  Massachusetts Bay Transportation Authority, Sales Tax
              Revenue Refunding Bonds, Senior Series A, 5%
              due 7/01/2012 (h)                                           4,852
    7,695  Massachusetts Bay Transportation Authority, Special
              Assessment Revenue Refunding Bonds, Series A, 5%
              due 7/01/2031                                               7,938
           Massachusetts State Development Finance Agency,
              Resource Recovery Revenue Bonds (Ogden Haverhill
              Associates), AMT, Series B:
    1,210       5.35% due 12/01/2015                                      1,239
    2,000       5.50% due 12/01/2019                                      2,073
   10,995  Massachusetts State School Building Authority,
              Dedicated Sales Tax Revenue Bonds, Series A, 5%
              due 8/15/2030 (f)                                          11,363

Michigan--1.3%

    2,325  Macomb County, Michigan, Hospital Finance Authority,
              Hospital Revenue Bonds (Mount Clemens General
              Hospital), Series B, 5.875% due 11/15/2034                  2,455
    4,795  Michigan State Hospital Finance Authority, Revenue
              Refunding Bonds (Oakwood Obligated Group), Series A,
              6% due 4/01/2022                                            5,160

Minnesota--1.0%

           Minneapolis and Saint Paul, Minnesota, Housing and
              Redevelopment Authority, Health Care System Revenue
              Bonds (Group Health Plan Inc. Project):
    1,000       6% due 12/01/2019                                         1,080
    2,545       6% due 12/01/2021                                         2,736



ANNUAL REPORTS                                                     MAY 31, 2006



Schedule of Investments (continued)                              (In Thousands)


                                          Muni Intermediate Duration Fund, Inc.


     Face
   Amount  Municipal Bonds                                             Value

Minnesota (concluded)

 $  2,000  Minnesota State Municipal Power Agency, Electric
              Revenue Bonds, Series A, 5.25% due 10/01/2024          $    2,095

Mississippi--1.4%

           Mississippi Business Finance Corporation, Mississippi,
              PCR, Refunding (System Energy Resources Inc. Project):
    5,000       5.875% due 4/01/2022                                      5,033
    2,910       5.90% due 5/01/2022                                       2,930

Nevada--0.4%

    2,250  Clark County, Nevada, Improvement District Number 142,
              Special Assessment Bonds, 6.375% due 8/01/2023              2,324

New Jersey--16.6%

           Garden State Preservation Trust of New Jersey, Open Space
              and Farmland Preservation Revenue Bonds, Series A (f):
    2,195       5.80% due 11/01/2017                                      2,472
    3,635       5.80% due 11/01/2021                                      4,109
    5,050       5.80% due 11/01/2023                                      5,718
           New Jersey EDA, Cigarette Tax Revenue Bonds:
   10,950       5.625% due 6/15/2018                                     11,407
    9,810       5.75% due 6/15/2029                                      10,412
   17,900  New Jersey EDA, Motor Vehicle Surcharge Revenue Bonds,
              Series A, 5.25% due 7/01/2033 (g)                          18,912
    5,540  New Jersey EDA, Special Facility Revenue Bonds
              (Continental Airlines Inc. Project), AMT, 6.625%
              due 9/15/2012                                               5,695
           New Jersey State Transportation Trust Fund Authority,
              Transportation System Revenue Bonds:
    5,000       Series C, 5.25% due 6/15/2015 (g)(h)                      5,429
   10,000       Series D, 5% due 6/15/2018 (a)                           10,497
   20,000       Series D, 5% due 6/15/2019 (f)                           20,932

New Mexico--3.9%

           Farmington, New Mexico, PCR, Refunding:
    3,000       (Public Service Company of New Mexico--San
                Juan Project), Series D, 6.375% due 4/01/2022             3,119
    9,000       (Tucson Electric Power Company--San Juan
                Project), Series A, 6.95% due 10/01/2020                  9,385
    9,520  New Mexico Finance Authority, Senior Lien State
              Transportation Revenue Bonds, Series A, 5.125%
              due 6/15/2018 (g)                                          10,129

New York--27.7%

    1,145  Dutchess County, New York, IDA, Civic Facility
              Revenue Bonds (Saint Francis Hospital), Series B,
              7.25% due 3/01/2019                                         1,239
   10,500  Metropolitan Transportation Authority, New York,
              Revenue Refunding Bonds, Series A, 5.75%
              due 11/15/2032                                             11,402
    1,755  New York City, New York, City IDA, Civic Facility Revenue
              Bonds (Special Needs Facilities Pooled Program),
              Series C-1, 5.50% due 7/01/2007                             1,769
    3,500  New York City, New York, City IDA, Special Facility Revenue
              Bonds (Continental Airlines Inc. Project), AMT, 8.375%
              due 11/01/2016                                              3,764
    1,110  New York City, New York, City Transitional Finance
              Authority, Future Tax Secured Revenue Bonds, Series C,
              5.50% due 5/01/2009 (h)                                     1,176
    5,000  New York City, New York, GO, Refunding, Series B, 5.75%
              due 8/01/2015                                               5,451
    2,055  New York City, New York, IDA, Civic Facility Revenue
              Bonds (Special Needs Facilities Pooled Program),
              Series C-1, 6.80% due 7/01/2019                             2,096



     Face
   Amount  Municipal Bonds                                             Value

New York (concluded)

 $  5,550  New York City, New York, Sales Tax Asset Receivable
              Corporation Revenue Bonds, DRIVERS, Series 1133Z,
              6.712% due 10/15/2012 (a)(j)                           $    6,268
           New York City, New York, Sales Tax Asset Receivable
              Corporation Revenue Bonds, Series A:
    9,070       5% due 10/15/2020 (g)                                     9,538
    4,325       5% due 10/15/2032 (a)                                     4,480
    5,580  New York State Dormitory Authority, Lease Revenue
              Refunding Bonds (Court Facilities), Series A, 5.25%
              due 5/15/2012                                               5,940
           New York State Dormitory Authority Revenue Bonds:
    1,000       (North Shore L I Jewish Group), 5% due 5/01/2012          1,046
    7,075       (School Districts Financing Program), Series D, 5.25%
                due 10/01/2023 (g)                                        7,504
    7,775  New York State Dormitory Authority, Revenue Refunding
              Bonds (City University System), Consolidated Second
              Generation, Series A, 6.125% due 7/01/2013 (a)              8,532
           New York State Dormitory Authority, Revenue Refunding
              Bonds (Mount Sinai Health), Series A:
    7,000       6.625% due 7/01/2018                                      7,543
    5,000       6.625% due 7/01/2019                                      5,385
    7,380  New York State Environmental Facilities Corporation,
              State Personal Income Tax Revenue Bonds, Series A,
              5.25% due 12/15/2018 (d)                                    7,986
       60  New York State Thruway Authority, Local Highway and
              Bridge Service Contract, Revenue Refunding Bonds,
              5.50% due 4/01/2017                                            65
   11,650  New York State Urban Development Corporation,
              Correctional and Youth Facilities Services, Revenue
              Refunding Bonds, Series A, 5.50% due 1/01/2017             12,380
   10,000  New York State Urban Development Corporation,
              Personal Income Tax Revenue Bonds (State Facilities),
              Series A-1, 5.25% due 3/15/2034 (d)                        10,533
    5,000  Port Authority of New York and New Jersey, Senior
              Consolidated Revenue Bonds, AMT, 131st Series, 5%
              due 12/15/2017 (c)                                          5,223
           Tobacco Settlement Financing Corporation of New York
              Revenue Bonds:
    3,340       Series A-1, 5.50% due 6/01/2016                           3,521
    6,510       Series A-1, 5.25% due 6/01/2022 (a)                       6,876
    9,750       Series C-1, 5.50% due 6/01/2020 (d)                      10,512
    7,000       Series C-1, 5.50% due 6/01/2021                           7,512
   10,000       Series C-1, 5.50% due 6/01/2022                          10,725

North Carolina--1.7%

    3,105  Gaston County, North Carolina, Industrial Facilities and
              Pollution Control Financing Authority, Revenue Bonds
              (National Gypsum Company Project), AMT, 5.75%
              due 8/01/2035                                               3,247
    6,000  North Carolina Medical Care Commission, Health Care
              Facilities, First Mortgage Revenue Refunding Bonds
              (Presbyterian Homes Project), 7% due 10/01/2031             6,361

Ohio--0.2%

    1,280  Port of Greater Cincinnati Development Authority, Ohio,
              Special Assessment Revenue Bonds (Cooperative Public
              Parking Infrastructure Project), 6.30% due 2/15/2024        1,375

Oklahoma--1.9%

    2,780  Norman, Oklahoma, Regional Hospital Authority, Hospital
              Revenue Bonds, 5.50% due 9/01/2025                          2,844
    7,940  Oklahoma State Industries Authority, Revenue Refunding
              Bonds (Integris Baptist), VRDN, Series B, 3.53%
              due 8/15/2029 (g)(i)                                        7,940



ANNUAL REPORTS                                                     MAY 31, 2006



Schedule of Investments (continued)                              (In Thousands)


                                          Muni Intermediate Duration Fund, Inc.


     Face
   Amount  Municipal Bonds                                             Value

Pennsylvania--6.5%

 $  3,500  Montgomery County, Pennsylvania, IDA, Revenue
              Bonds (Whitemarsh Continuing Care Project), 6%
              due 2/01/2021                                          $    3,671
    7,710  Pennsylvania Economic Development Financing Authority,
              Exempt Facilities Revenue Bonds (National Gypsum
              Company), AMT, Series A, 6.25% due 11/01/2027               8,176
    7,490  Philadelphia, Pennsylvania, Gas Works Revenue
              Refunding Bonds, 1975 General Ordinance,
              17th Series, 5.375% due 7/01/2022 (f)                       7,944
    9,630  Pittsburgh, Pennsylvania, GO, Refunding, Series B, 5.25%
              due 9/01/2017 (f)                                          10,429
           Sayre, Pennsylvania, Health Care Facilities Authority,
              Revenue Refunding Bonds (Guthrie Healthcare System),
              Series A:
    1,750       6.25% due 12/01/2015                                      1,916
    3,000       6.25% due 12/01/2016                                      3,280
    1,490       6.25% due 12/01/2018                                      1,622

South Carolina--2.0%

           Medical University Hospital Authority, South Carolina,
              Mortgage Hospital Facilities, Revenue Refunding
              Bonds, Series A (e)(g)(k):
    4,250       5.25% due 8/15/2023                                       4,484
    3,000       5.25% due 8/15/2024                                       3,161
    4,000  Newberry County, South Carolina, School District,
              Installment Purchase Revenue Bonds, 5%
              due 12/01/2030 (b)                                          4,057

Tennessee--4.0%

    1,800  Johnson City, Tennessee, Health and Educational
              Facilities Board, Retirement Facility Revenue Bonds
              (Appalachian Christian Village Project), Series A,
              6% due 2/15/2019                                            1,821
    5,000  McMinn County, Tennessee, IDB, PCR (Calhoun
              Newsprint Co. Project), AMT, 7.625% due 3/01/2016           5,009
           Shelby County, Tennessee, Health, Educational and Housing
              Facilities Board Revenue Bonds (Germantown Village),
              Series A:
    3,550       6.75% due 12/01/2018                                      3,683
    1,450       7% due 12/01/2023                                         1,522
           Shelby County, Tennessee, Health, Educational and
              Housing Facility Board, Hospital Revenue Refunding
              Bonds (Methodist Healthcare) (h):
    6,000       6% due 9/01/2012                                          6,703
    3,500       6.25% due 9/01/2012                                       3,959

Texas--16.0%

           Austin, Texas, Convention Center Revenue Bonds
              (Convention Enterprises Inc.), First Tier, Series A:
    6,445       6.375% due 1/01/2016                                      6,755
   10,260       6.70% due 1/01/2032                                      10,824
           Bell County, Texas, Health Facilities Development
              Corporation, Hospital Revenue Bonds (Scott &
              White Memorial Hospital), VRDN (g)(i):
    3,000       Series 2001-1, 3.53% due 8/15/2031                        3,000
      600       Series B-1, 3.53% due 8/15/2029                             600
    1,500  Bexar County, Texas, Health Facilities Development
              Corporation, Revenue Refunding Bonds
              (Army Retirement Residence Project), 6.30%
              due 7/01/2032                                               1,589



     Face
   Amount  Municipal Bonds                                             Value

Texas (concluded)

           Brazos River Authority, Texas, PCR, Refunding AMT,
              Series A:
 $  1,500       (TXU Energy Company LLC Project), 6.75%
                due 4/01/2038                                        $    1,665
    5,085       (Texas Utility Company), 7.70% due 4/01/2033              5,933
    4,000  Dallas-Fort Worth, Texas, International Airport Facility
              Improvement Corporation, Revenue Bonds (Learjet Inc.),
              AMT, Series A-1, 6.15% due 1/01/2016                        4,038
    5,000  Dallas-Fort Worth, Texas, International Airport Facility
              Improvement Corporation, Revenue Refunding Bonds,
              AMT, Series A-2, 9% due 5/01/2029                           5,403
    3,500  Dallas-Fort Worth, Texas, International Airport Revenue
              Bonds, AMT, Series A, 6% due 11/01/2024 (d)                 3,700
    2,440  Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue
              Bonds (Citgo Petroleum Corporation Project), AMT,
              7.50% due 5/01/2025                                         2,739
    3,000  Gulf Coast, Texas, Waste Disposal Authority Revenue
              Refunding Bonds (International Paper Company), AMT,
              Series A, 6.10% due 8/01/2024                               3,211
    4,800  Harris County, Texas, Health Facilities Development
              Corporation, Hospital Revenue Bonds (Texas
              Children's Hospital), VRDN, Series B-1, 3.53%
              due 10/01/2029 (g)(i)                                       4,800
           Harris County, Texas, Revenue Refunding Bonds,
              DRIVERS (f)(j):
    9,320       Series 1111, 6.701% due 8/15/2009                        10,127
    6,300       Series 1172-Z, 6.712% due 8/15/2009                       6,820
    1,500  Houston, Texas, Health Facilities Development
              Corporation, Retirement Facility Revenue Bonds
              (Buckingham Senior Living Community), Series A,
              7% due 2/15/2023                                            1,658
    7,420  Lower Colorado River Authority, Texas, PCR (Samsung
              Austin Semiconductor), AMT, 6.95% due 4/01/2030             8,201
    2,600  Matagorda County, Texas, Navigation District Number 1,
              Revenue Refunding Bonds (Reliant Energy Inc.),
              Series C, 8% due 5/01/2029                                  2,788
    2,300  Port Corpus Christi, Texas, Individual Development
              Corporation, Environmental Facilities Revenue Bonds
              (Citgo Petroleum Corporation Project), AMT, 8.25%
              due 11/01/2031                                              2,403
    5,000  Sabine River Authority, Texas, PCR, Refunding (TXU
              Electric Company Project/TXU Energy Company LLC),
              AMT, Series B, 5.75% due 5/01/2030                          5,288

Virginia--4.5%

           James City County, Virginia, IDA, Residential Care
              Facility Revenue Refunding Bonds, Series A:
    3,285       5.75% due 3/01/2017                                       3,407
    1,150       6% due 3/01/2023                                          1,211
    2,250  Loudoun County, Virginia, IDA, IDR, Refunding (Dulles
              Airport Marriott Hotel), 7.125% due 9/01/2015               2,289
   10,735  Pocahontas Parkway Association, Virginia, Toll Road
              Revenue Bonds, Senior Series A, 5.50%
              due 8/15/2028                                              11,081
    7,800  Tobacco Settlement Financing Corporation of Virginia,
              Asset-Backed Revenue Bonds, 5.625% due 6/01/2037            7,985

Washington--1.8%

   10,000  Snohomish County, Washington, School District
              Number 015 (Edmonds), GO, 5% due 12/01/2019 (d)            10,539



ANNUAL REPORTS                                                     MAY 31, 2006



Schedule of Investments (concluded)                              (In Thousands)


                                          Muni Intermediate Duration Fund, Inc.


     Face
   Amount  Municipal Bonds                                             Value

Guam--0.8%

 $  4,250  Commonwealth of the Northern Mariana
              Islands, Guam, GO, Series A, 6.75%
              due 10/01/2033                                         $    4,732

Puerto Rico--7.2%

   17,935  Puerto Rico Electric Power Authority, Power
              Revenue Bonds, Series NN, 5.50%
              due 7/01/2018                                              18,873
    5,390  Puerto Rico Industrial, Medical and Environmental
              Pollution Control Facilities Financing Authority,
              Special Facilities Revenue Bonds (American
              Airlines Inc.), Series A, 6.45% due 12/01/2025              4,996
           Puerto Rico Public Buildings Authority, Government
              Facilities Revenue Refunding Bonds:
    5,170       Series D, 5.25% due 7/01/2027                             5,303
    8,000       Series I, 5.50% due 7/01/2021                             8,459



     Face
   Amount  Municipal Bonds                                             Value

Puerto Rico (concluded)

 $  3,535  Puerto Rico Public Finance Corporation, Commonwealth
              Appropriation Revenue Bonds, Series E, 5.50%
              due 8/01/2029                                          $    3,657

U.S. Virgin Islands--1.7%

    1,860  Virgin Islands Government Refinery Facilities, Revenue
              Refunding Bonds (Hovensa Coker Project), AMT,
              6.50% due 7/01/2021                                         2,088
    6,750  Virgin Islands Public Finance Authority, Refinery
              Facilities Revenue Bonds (Hovensa Refinery), AMT,
              6.125% due 7/01/2022                                        7,400

Total Investments (Cost--$876,611*)--156.9%                             898,933
Liabilities in Excess of Other Assets--(1.0%)                           (5,739)
Preferred Stock, at Redemption Value--(55.9%)                         (320,160)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $  573,034
                                                                     ==========


  * The cost and unrealized appreciation (depreciation) of investments as of May 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $       876,499
                                                    ===============
    Gross unrealized appreciation                   $        24,739
    Gross unrealized depreciation                           (2,305)
                                                    ---------------
    Net unrealized appreciation                     $        22,434
                                                    ===============


(a) AMBAC Insured.

(b) Assured Guaranty Insured.

(c) CIFG Insured.

(d) FGIC Insured.

(e) FHA Insured.

(f) FSA Insured.

(g) MBIA Insured.

(h) Prerefunded.

(i) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.

(j) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.

(k) Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.

(l) XL Capital Insured.

o   Forward interest rate swaps outstanding as of May 31, 2006 were as follows:


                                                Notional        Unrealized
                                                 Amount        Appreciation

    Pay a fixed rate of 4.365% and receive
    a floating rate based on 1-week Bond
    Market Association rate

    Broker, JPMorgan Chase Bank
    Expires July 2026                          $  58,000         $     83


    See Notes to Financial Statements.



ANNUAL REPORTS                                                     MAY 31, 2006



Schedule of Investments                                          (In Thousands)


                                 Muni New York Intermediate Duration Fund, Inc.


     Face
   Amount  Municipal Bonds                                             Value

New York--127.7%

  $   760  Albany County, New York, IDA, IDR (Albany College
           of Pharmacy), Series A, 5.25% due 12/01/2019              $      788

           Cattaraugus County, New York, IDA, Civic Facility Revenue
           Bonds (Saint Bonaventure University Project), Series A:
      695       4.90% due 5/01/2016                                         695
      500       5% due 5/01/2023                                            501

      460  Dutchess County, New York, IDA, Civic Facility Revenue
           Bonds (Saint Francis Hospital), Series B, 7.25%
           due 3/01/2019                                                    498

    2,000  Erie County, New York, IDA, Life Care Community
           Revenue Bonds (Episcopal Church Home), Series A,
           5.875% due 2/01/2018                                           2,059

    1,000  Erie County, New York, IDA, Revenue Bonds (Orchard
           Park CCRC, Inc. Project), Series A, 6% due 11/15/2026          1,041

           Erie County, New York, IDA, School Facility Revenue
           Bonds (City of Buffalo Project) (f):
    3,835       5.75% due 5/01/2024                                       4,090
    1,000       5.75% due 5/01/2026                                       1,113

      750  Essex County, New York, IDA, Solid Waste Disposal,
           Revenue Refunding Bonds (International Paper
           Company), AMT, Series A, 5.20% due 12/01/2023                    752

    2,000  Hempstead Town, New York, IDA, Resource Recovery
           Revenue Refunding Bonds (American Refinery--Fuel
           Co. Project), 5% due 12/01/2010                                2,068

    1,000  Metropolitan Transportation Authority, New York,
           Service Contract Revenue Refunding Bonds, Series A,
           5% due 7/01/2030 (b)                                           1,024

    1,615  New York City, New York, City Housing Development
           Corporation, Presidential Revenue Bonds (The Animal
           Medical Center), Series A, 5.50% due 12/01/2033                1,675

    1,415  New York City, New York, City IDA, Civic Facility Revenue
           Bonds (PSCH Inc. Project), 6.20% due 7/01/2020                 1,489

    1,160  New York City, New York, City IDA, Civic Facility
           Revenue Refunding Bonds (Special Needs Facilities
           Pooled Program), Series A-1, 5.15% due 7/01/2015 (a)           1,212

           New York City, New York, City IDA, Special Facility
           Revenue Bonds, AMT:
    1,500       (1990 American Airlines Inc. Project), 5.40%
                due 7/01/2020                                             1,263
    1,000       (British Airways Plc Project), 7.625% due 12/01/2032      1,105
    1,000       (Continental Airlines Inc. Project), 8.375%
                due 11/01/2016                                            1,075

    1,000  New York City, New York, City IDA, Special Facility
           Revenue Refunding Bonds (Terminal One Group
           Association Project), AMT, 5.50% due 1/01/2024                 1,056

           New York City, New York, GO:
    1,500       Series J, 5.25% due 5/15/2018 (h)                         1,607
    3,000       Series J, 5.50% due 6/01/2021                             3,206
    1,285       Series N, 5% due 8/01/2023 (e)                            1,341

    2,000  New York City, New York, GO, Refunding, Series G,
           5.50% due 8/01/2012 (k)                                        2,171

    1,775  New York City, New York, GO, Sub-Series F-1,
           5% due 9/01/2026                                               1,821

      500  New York City, New York, Trust for Cultural Resources
           Revenue Bonds (Museum of American Folk Art), 6.125%
           due 7/01/2030 (a)                                                536



     Face
   Amount  Municipal Bonds                                             Value

New York (continued)

           New York Convention Center Development Corporation,
           New York, Revenue Bonds (Hotel Unit Fee Secured) (b):
  $ 2,750       5% due 11/15/2024                                    $    2,870
    1,000       5% due 11/15/2026                                         1,040
    2,000       5% due 11/15/2035                                         2,061

    1,000  New York State Dormitory Authority, Mental Health
           Services Facilities Improvement, Revenue Bonds,
           Series B, 5% due 2/15/2030 (b)                                 1,033

    1,000  New York State Dormitory Authority, Non-State
           Supported Debt, Insured Revenue Bonds (United
           Cerebral Palsy Affiliates--Pooled Loan Program),
           Series A, 5% due 7/01/2034 (c)                                 1,028

    1,000  New York State Dormitory Authority, Non-State
           Supported Debt, Insured Revenue Refunding Bonds
           (Canisius College), 5% due 7/01/2018 (h)                       1,048

           New York State Dormitory Authority Revenue Bonds:
    1,500       (North Shore Long Island Jewish Group), 5%
                due 5/01/2013                                             1,572
    1,735       (Winthrop S. Nassau University), 5.50%
                due 7/01/2011                                             1,834

           New York State Dormitory Authority Revenue
           Refunding Bonds:
    1,305       (Lenox Hill Hospital Obligation Group), 5.75%
                due 7/01/2017                                             1,343
    1,000       (Mount Sinai Health), Series A, 6.50%
                due 7/01/2015                                             1,077
    1,000       (Mount Sinai Health), Series A, 6.625%
                due 7/01/2018                                             1,078
    1,000       (State University Educational Facilities), Series A,
                5.50% due 5/15/2013                                       1,078

    1,790  New York State Dormitory Authority, State Personal
           Income Tax Revenue Bonds (Education), Series F,
           5% due 3/15/2030                                               1,846

           New York State Dormitory Authority, Supported Debt
           Revenue Refunding Bonds:
    1,500       (Department of Health), Series A, 5%
                due 7/01/2025 (d)                                         1,551
    1,790       (State University Dormitory Facilities), Series C,
                5% due 7/01/2021 (h)                                      1,876

      500  New York State Energy Research and Development
           Authority, Gas Facilities Revenue Refunding Bonds
           (Brooklyn Union Gas Company/Keyspan), AMT,
           Series A, 4.70% due 2/01/2024 (e)                                496

    1,000  New York State Environmental Facilities Corporation,
           Solid Waste Disposal Revenue Bonds (Waste Management
           Inc. Project), AMT, Series A, 4.45% due 7/01/2017              1,007

    1,000  New York State, GO, Series A, 4% due 3/15/2022 (e)               947

    2,635  New York State Mortgage Agency, Homeowner
           Mortgage Revenue Bonds, AMT, Series 130, 4.75%
           due 10/01/2030                                                 2,597

    2,000  New York State Municipal Bond Bank Agency, Special
           School Purpose Revenue Bonds, Series C, 5.25%
           due 12/01/2018                                                 2,110

           New York State Thruway Authority, General Revenue
           Refunding Bonds, Series G (f):
    1,000       5% due 1/01/2024                                          1,044
      500       4.75% due 1/01/2030                                         503



ANNUAL REPORTS                                                     MAY 31, 2006



Schedule of Investments (concluded)                              (In Thousands)


                                 Muni New York Intermediate Duration Fund, Inc.


     Face
   Amount  Municipal Bonds                                             Value

New York (concluded)

  $ 3,000  New York State Urban Development Corporation,
           Correctional and Youth Facilities Services Revenue
           Refunding Bonds, Series A, 5% due 1/01/2017               $    3,126

    2,000  New York State Urban Development Corporation
           Revenue Bonds, Subordinate Lien, Corporation Purpose,
           Series A, 5.125% due 7/01/2019                                 2,099

           Saratoga County, New York, IDA Civic Facility Revenue
           Refunding Bonds (The Saratoga Hospital Project),
           Series A (j):
      365       4.375% due 12/01/2013                                       370
      380       4.50% due 12/01/2014                                        387
      395       4.50% due 12/01/2015                                        400

      400  Schenectady, New York, GO, TAN, 4.70%
           due 12/29/2006                                                   399

      800  Suffolk County, New York, IDA, Continuing Care and
           Retirement, Revenue Refunding Bonds (Jeffersons
           Ferry Project), 4.625% due 11/01/2016                            790

    1,000  Tobacco Settlement Financing Corporation of New York,
           Asset-Backed Revenue Bonds, Series A-1, 5.25%
           due 6/01/2016                                                  1,045

    1,000  Tobacco Settlement Financing Corporation of New York
           Revenue Bonds, Series C-1, 5.50% due 6/01/2022                 1,073

           Tompkins County, New York, IDA, Care Community
           Revenue Refunding Bonds (Kendal at Ithaca), Series A-2:
      250       5.75% due 7/01/2018                                         255
    1,000       6% due 7/01/2024                                          1,024

    1,250  Utica, New York, IDA, Civic Facility Revenue Bonds (Utica
           College Project), Series A, 6.875% due 6/01/2009 (i)           1,365

           Westchester County, New York, IDA, Civic Facility Revenue
           Bonds (Special Needs Facilities Pooled Program):
      515       Series D-1, 6.80% due 7/01/2019                             542
      615       Series E-1, 5.50% due 7/01/2007                             620


Guam--3.4%

    1,000  A.B. Won Guam International Airport Authority,
           General Revenue Refunding Bonds, AMT, Series C,
           5.25% due 10/01/2022 (h)                                       1,040

    1,000  Guam Government Waterworks Authority, Water
           and Wastewater System, Revenue Refunding Bonds,
           6% due 7/01/2025                                               1,063



     Face
   Amount  Municipal Bonds                                             Value

Puerto Rico--11.8%

   $  750  Children's Trust Fund Project of Puerto Rico,
           Tobacco Settlement Revenue Refunding Bonds:
                5% due 5/15/2011                                     $      769
    1,020       5.375% due 5/15/2033                                      1,038

    1,000  Puerto Rico Commonwealth Highway and
           Transportation Authority, Transportation
           Revenue Refunding Bonds, Series K, 5%
           due 7/01/2030                                                  1,001

      850  Puerto Rico Electric Power Authority, Power
           Revenue Bonds, Series RR, 5% due 7/01/2029 (d)                   878

      500  Puerto Rico Municipal Finance Agency, GO, Refunding,
           Series C, 5.25% due 8/01/2023 (d)                                548

    1,000  Puerto Rico Municipal Finance Agency, GO, Series A,
           5.25% due 8/01/2025                                            1,035

    1,900  Puerto Rico Public Finance Corporation,
           Commonwealth Appropriation Revenue Bonds,
           Series E, 5.70% due 2/01/2010 (i)                              2,029

U.S. Virgin Islands--2.6%

      500  Virgin Islands Government Refinery Facilities,
           Revenue Refunding Bonds (Hovensa Coker
           Project), AMT, 6.50% due 7/01/2021                               561

    1,000  Virgin Islands Public Finance Authority, Senior
           Lien Revenue Bonds (Matching Fund Loan
           Note), Series A, 5.25% due 10/01/2024                          1,034

           Total Municipal Bonds
           (Cost--$87,747)--145.5%                                       89,716



   Shares
     Held  Short-Term Securities

    2,341  CMA New York Municipal Money Fund, 2.88% (g)(l)                2,341

           Total Short-Term Securities
           (Cost--$2,341)--3.8%                                           2,341

Total Investments (Cost--$90,088*)--149.3%                               92,057
Other Assets Less Liabilities--1.0%                                         621
Preferred Stock, at Redemption Value--(50.3%)                          (31,006)
                                                                     ----------
Net Assets Applicable to Common Stock--100.0%                        $   61,672
                                                                     ==========

  * The cost and unrealized appreciation (depreciation) of investments as of May 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                  $        90,033
                                                    ===============
    Gross unrealized appreciation                   $         2,292
    Gross unrealized depreciation                             (268)
                                                    ---------------
    Net unrealized appreciation                     $         2,024
                                                    ===============


(a) ACA Insured.

(b) AMBAC Insured.

(c) Assured Guarantee Insured.

(d) CIFG Insured.

(e) FGIC Insured.

(f) FSA Insured.

(g) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net              Dividend
    Affiliate                                   Activity            Income

    CMA New York Municipal
       Money Fund                                1,723               $23


(h) MBIA Insured.

(i) Prerefunded.

(j) Radian Insured.

(k) XL Capital Insured.

(l) Represents the current yield as of 5/31/2006.

    See Notes to Financial Statements.



ANNUAL REPORTS                                                     MAY 31, 2006


Statements of Net Assets
                                                                                                     Muni          Muni New York
                                                                                                 Intermediate       Intermediate
                                                                                                   Duration           Duration
As of May 31, 2006                                                                                Fund, Inc.         Fund, Inc.
Assets

       Investments in unaffiliated securities, at value*                                       $   898,933,330    $    89,716,000
       Investments in affiliated securities, at value**                                                     --          2,340,918
       Cash                                                                                             23,441             39,037
       Unrealized appreciation on forward interest rate swaps                                           83,346                 --
       Interest receivable                                                                          15,755,110          1,473,400
       Prepaid expenses                                                                                 37,120             19,298
                                                                                               ---------------    ---------------
       Total assets                                                                                914,832,347         93,588,653
                                                                                               ---------------    ---------------

Liabilities

       Payable for securities purchased                                                             20,820,143            791,824
       Dividends payable to Common Stock shareholders                                                  457,380             50,432
       Payable to investment adviser                                                                   234,405             24,056
       Payable to other affiliates                                                                       7,670              3,184
       Accrued expenses                                                                                119,162             41,678
                                                                                               ---------------    ---------------
       Total liabilities                                                                            21,638,760            911,174
                                                                                               ---------------    ---------------

Preferred Stock

       Preferred Stock, at redemption value, par value $.10 per share++ of
       AMPS+++ at $25,000 per share liquidation preference                                         320,159,566         31,005,690
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Net assets applicable to Common Stock                                                   $   573,034,021    $    61,671,789
                                                                                               ===============    ===============

Analysis of Net Assets Applicable to Common Stock

       Undistributed investment income--net                                                    $     4,310,990    $       354,377
       Undistributed (accumulated) realized capital gains (losses)--net                              5,815,187          (281,623)
       Unrealized appreciation--net                                                                 22,406,176          1,968,923
                                                                                               ---------------    ---------------
       Total accumulated earnings--net                                                              32,532,353          2,041,677
                                                                                               ---------------    ---------------
       Common Stock, par value $.10 per share++++                                                    3,803,493            420,644
       Paid-in capital in excess of par                                                        $   536,698,175    $    59,209,468
                                                                                               ===============    ===============
       Net Assets Applicable to Common Stock                                                   $   573,034,021    $    61,671,789
                                                                                               ===============    ===============
       Net asset value per share of Common Stock                                               $         15.07    $         14.66
                                                                                               ===============    ===============
       Market price per share of Common Stock                                                  $         14.52    $         13.03
                                                                                               ===============    ===============
         * Identified cost for unaffiliated securities                                         $   876,610,500    $    87,747,077
                                                                                               ===============    ===============
        ** Identified cost for affiliated securities                                                        --    $     2,340,918
                                                                                               ===============    ===============
        ++ Preferred Stock authorized, issued and outstanding:
             Series M7 Shares                                                                            2,000                 --
                                                                                               ===============    ===============
             Series T7 Shares                                                                            2,700                 --
                                                                                               ===============    ===============
             Series W7 Shares                                                                            2,000                 --
                                                                                               ===============    ===============
             Series TH7 Shares                                                                           2,700                 --
                                                                                               ===============    ===============
             Series F7 Shares                                                                            2,000              1,240
                                                                                               ===============    ===============
             Series TH28 Shares                                                                          1,400                 --
                                                                                               ===============    ===============
      ++++ Common Stock issued and outstanding                                                      38,034,934          4,206,439
                                                                                               ===============    ===============

       +++ Auction Market Preferred Stock.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                     MAY 31, 2006


Statements of Operations
                                                                                                    Muni           Muni New York
                                                                                                Intermediate        Intermediate
                                                                                                  Duration            Duration
For the Year Ended May 31, 2006                                                                  Fund, Inc.          Fund, Inc.
Investment Income

       Interest and amortization of premium and discount earned                                $    44,647,191    $     4,333,842
       Dividends from affiliates                                                                            --             23,100
                                                                                               ---------------    ---------------
       Total income                                                                                 44,647,191          4,356,942
                                                                                               ---------------    ---------------

Expenses

       Investment advisory fees                                                                      4,921,073            513,274
       Commission fees                                                                                 794,336             78,579
       Accounting services                                                                             260,886             60,425
       Transfer agent fees                                                                              91,185             31,672
       Professional fees                                                                                70,105             48,462
       Custodian fees                                                                                   46,094              8,321
       Printing and shareholder reports                                                                 46,971              5,178
       Trustees' fees and expenses                                                                      27,137             27,049
       Listing fees                                                                                     27,049             19,137
       Pricing fees                                                                                     28,046              8,895
       Other                                                                                            62,670             28,276
                                                                                               ---------------    ---------------
       Total expenses before waiver and reimbursement                                                6,375,552            829,268
       Waiver and reimbursement of expenses                                                        (1,342,111)          (144,108)
                                                                                               ---------------    ---------------
       Total expenses after waiver and reimbursement                                                 5,033,441            685,160
                                                                                               ---------------    ---------------
       Investment income--net                                                                       39,613,750          3,671,782
                                                                                               ---------------    ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain on:
           Investments--net                                                                          6,154,634            285,861
           Forward interest rate swaps--net                                                            868,858                 --
                                                                                               ---------------    ---------------
       Total realized gain--net                                                                      7,023,492            285,861
                                                                                               ---------------    ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                       (16,897,855)        (1,852,166)
           Forward interest rate swaps--net                                                          4,095,816                 --
                                                                                               ---------------    ---------------
       Total change in unrealized appreciation/depreciation--net                                  (12,802,039)        (1,852,166)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                     (5,778,547)        (1,566,305)
                                                                                               ---------------    ---------------

Dividends & Distributions to Preferred Stock Shareholders

       Investment income--net                                                                      (7,895,095)          (821,449)
       Realized gain--net                                                                          (1,465,133)                 --
                                                                                               ---------------    ---------------
       Total dividends and distributions to Preferred Stock shareholders                           (9,360,228)          (821,449)
                                                                                               ---------------    ---------------
       Net Increase in Net Assets Resulting from Operations                                    $    24,474,975    $     1,284,028
                                                                                               ===============    ===============

       See Notes to Financial Statements.


ANNUAL REPORTS                                                     MAY 31, 2006


Statements of Changes in Net Assets                                                         Muni Intermediate Duration Fund, Inc.

                                                                                                       For the Year Ended May 31,
Increase (Decrease) in Net Assets:                                                                    2006               2005
Operations

       Investment income--net                                                                  $    39,613,750    $    38,953,922
       Realized gain--net                                                                            7,023,492         10,418,746
       Change in unrealized appreciation/depreciation--net                                        (12,802,039)         33,195,645
       Dividends and distributions to Preferred Stock shareholders                                 (9,360,228)        (4,936,122)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         24,474,975         77,632,191
                                                                                               ---------------    ---------------

Dividends & Distributions to Common Stock Shareholders

       Investment income--net                                                                     (32,101,484)       (32,862,183)
       Realized gain--net                                                                          (8,646,634)        (7,146,878)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to
       Common Stock shareholders                                                                  (40,748,118)       (40,009,061)
                                                                                               ---------------    ---------------

Stock Transactions

       Offering and underwriting costs resulting from the issuance of Preferred Stock                (494,868)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets derived from stock transactions                                    (494,868)                 --
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                         (16,768,011)         37,623,130
       Beginning of year                                                                           589,802,032        552,178,902
                                                                                               ---------------    ---------------
       End of year*                                                                            $   573,034,021    $   589,802,032
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $     4,310,990    $     4,700,475
                                                                                               ===============    ===============

             See Notes to Financial Statements.



Statements of Changes in Net Assets                                                Muni New York Intermediate Duration Fund, Inc.

                                                                                                       For the Year Ended May 31,
Increase (Decrease) in Net Assets:                                                                    2006              2005
Operations

       Investment income--net                                                                  $     3,671,782    $     3,594,122
       Realized gain (loss)--net                                                                       285,861          (514,710)
       Change in unrealized appreciation/depreciation--net                                         (1,852,166)          2,943,785
       Dividends to Preferred Stock shareholders                                                     (821,449)          (481,976)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          1,284,028          5,541,221
                                                                                               ---------------    ---------------

Dividends to Common Stock Shareholders

       Investment income--net                                                                      (2,902,443)        (3,028,634)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to Common Stock shareholders            (2,902,443)        (3,028,634)
                                                                                               ---------------    ---------------

Net Assets Applicable to Common Stock

       Total increase (decrease) in net assets applicable to Common Stock                          (1,618,415)          2,512,587
       Beginning of year                                                                            63,290,204         60,777,617
                                                                                               ---------------    ---------------
       End of year*                                                                            $    61,671,789    $    63,290,204
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       354,377    $       411,104
                                                                                               ===============    ===============
             See Notes to Financial Statements.


ANNUAL REPORTS                                                     MAY 31, 2006


Financial Highlights                                                                        Muni Intermediate Duration Fund, Inc.
                                                                                                                  For the Period
                                                                                                                 August 1, 2003++
The following per share data and ratios have been derived                             For the Year Ended May 31,     to May 31,
from information provided in the financial statements.                                      2006         2005           2004
Per Share Operating Performance

       Net asset value, beginning of period                                             $     15.51    $     14.52    $     14.33
                                                                                        -----------    -----------    -----------
       Investment income--net                                                             1.04+++++      1.02+++++            .79
       Realized and unrealized gain (loss)--net                                               (.15)           1.15            .21
       Dividends and distributions to Preferred Stock shareholders:
           Investment income--net                                                             (.21)          (.11)          (.06)
           Realized gain--net                                                                 (.04)          (.02)             --
                                                                                        -----------    -----------    -----------
       Total from investment operations                                                         .64           2.04            .94
                                                                                        -----------    -----------    -----------
       Less dividends and distributions to Common Stock shareholders:
           Investment income--net                                                             (.84)          (.86)          (.65)
           Realized gain--net                                                                 (.23)          (.19)             --
                                                                                        -----------    -----------    -----------
       Total dividends and distributions to Common Stock shareholders                        (1.07)         (1.05)          (.65)
                                                                                        -----------    -----------    -----------
       Offering costs resulting from issuance of Common Stock                                    --             --          (.02)
                                                                                        -----------    -----------    -----------
       Offering and underwriting costs resulting from issuance of Preferred Stock             (.01)             --          (.08)
                                                                                        -----------    -----------    -----------
       Net asset value, end of period                                                   $     15.07    $     15.51    $     14.52
                                                                                        ===========    ===========    ===========
       Market price per share, end of period                                            $     14.52    $     13.94    $     13.10
                                                                                        ===========    ===========    ===========


Total Investment Return**

       Based on net asset value per share                                                     4.71%         15.36%       6.09%+++
                                                                                        ===========    ===========    ===========
       Based on market price per share                                                       12.25%         14.93%     (8.59%)+++
                                                                                        ===========    ===========    ===========

Ratios Based on Average Net Assets of Common Stock

       Expenses, net of waiver***                                                              .87%           .84%          .75%*
                                                                                        ===========    ===========    ===========
       Expenses***                                                                            1.10%          1.07%         1.03%*
                                                                                        ===========    ===========    ===========
       Investment income--net***                                                              6.82%          6.77%         6.51%*
                                                                                        ===========    ===========    ===========
       Amount of dividends to Preferred Stock shareholders                                    1.36%           .74%          .48%*
                                                                                        ===========    ===========    ===========
       Investment income--net, to Common Stock shareholders                                   5.46%          6.03%         6.03%*
                                                                                        ===========    ===========    ===========

Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                                              2.51%          1.50%          .97%*
                                                                                        ===========    ===========    ===========

Supplemental Data

       Net assets applicable to Common Stock, end of period (in thousands)              $   573,034    $   589,802    $   552,179
                                                                                        ===========    ===========    ===========
       Preferred Stock outstanding, end of period (in thousands)                        $   320,000    $   285,000    $   285,000
                                                                                        ===========    ===========    ===========
       Portfolio turnover                                                                    50.53%         54.55%         70.29%
                                                                                        ===========    ===========    ===========

Leverage

       Asset coverage per $1,000                                                        $     2,791    $     3,069    $     2,937
                                                                                        ===========    ===========    ===========

Dividends Per Share on Preferred Stock Outstanding

       Series M7++++--Investment income--net                                            $       613    $       372    $       190
                                                                                        ===========    ===========    ===========
       Series T7++++--Investment income--net                                            $       624    $       377    $       192
                                                                                        ===========    ===========    ===========
       Series W7++++--Investment income--net                                            $       623    $       374    $       188
                                                                                        ===========    ===========    ===========
       Series TH7++++--Investment income--net                                           $       631    $       375    $       188
                                                                                        ===========    ===========    ===========
       Series F7++++--Investment income--net                                            $       611    $       373    $       189
                                                                                        ===========    ===========    ===========
       Series TH28++++++--Investment income--net                                        $       580             --             --
                                                                                        ===========    ===========    ===========

         * Annualized.

        ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

       *** Do not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Commencement of operations.

      ++++ Issued on August 20, 2003.

    ++++++ Issued on August 3, 2005.

       +++ Aggregate total investment return.

     +++++ Based on average shares outstanding.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                     MAY 31, 2006


Financial Highlights (concluded)                                                   Muni New York Intermediate Duration Fund, Inc.
                                                                                                                 For the Period
                                                                                                                August 1, 2003++
The following per share data and ratios have been derived                           For the Year Ended May 31,     to May 31,
from information provided in the financial statements.                                      2006         2005         2004
Per Share Operating Performance

       Net asset value, beginning of period                                             $     15.05    $     14.45    $     14.33
                                                                                        -----------    -----------    -----------
       Investment income--net                                                              .87+++++       .85+++++            .68
       Realized and unrealized gain (loss)--net                                               (.37)            .58            .19
       Dividends to Preferred Stock shareholders from investment income--net                  (.20)          (.11)          (.06)
                                                                                        -----------    -----------    -----------
       Total from investment operations                                                         .30           1.32            .81
                                                                                        -----------    -----------    -----------
       Less dividends to Common Stock shareholders from investment income--net                (.69)          (.72)          (.54)
                                                                                        -----------    -----------    -----------
       Offering costs resulting from issuance of Common Stock                                    --             --          (.03)
                                                                                        -----------    -----------    -----------
       Offering and underwriting costs resulting from issuance of Preferred Stock                --             --          (.12)
                                                                                        -----------    -----------    -----------
       Net asset value, end of period                                                   $     14.66    $     15.05    $     14.45
                                                                                        ===========    ===========    ===========
       Market price per share, end of period                                            $     13.03    $     13.44    $     12.79
                                                                                        ===========    ===========    ===========

Total Investment Return**

       Based on net asset value per share                                                     2.52%          9.99%       4.71%+++
                                                                                        ===========    ===========    ===========
       Based on market price per share                                                        2.03%         10.97%    (11.46%)+++
                                                                                        ===========    ===========    ===========

Ratios Based on Average Net Assets of Common Stock

       Total expenses, net of waiver and reimbursement***                                     1.10%          1.15%          .81%*
                                                                                        ===========    ===========    ===========
       Total expenses***                                                                      1.33%          1.38%         1.19%*
                                                                                        ===========    ===========    ===========
       Total investment income--net***                                                        5.89%          5.75%         5.40%*
                                                                                        ===========    ===========    ===========
       Amount of dividends to Preferred Stock shareholders                                    1.32%           .77%          .45%*
                                                                                        ===========    ===========    ===========
       Investment income--net, to Common Stock shareholders                                   4.57%          4.98%         4.95%*
                                                                                        ===========    ===========    ===========

Ratios Based on Average Net Assets of Preferred Stock

       Dividends to Preferred Stock shareholders                                              2.65%          1.55%          .96%*
                                                                                        ===========    ===========    ===========

Supplemental Data

       Net assets applicable to Common Stock, end of period (in thousands)              $    61,672    $    63,290    $    60,778
                                                                                        ===========    ===========    ===========
       Preferred Stock outstanding, end of period (in thousands)                        $    31,000    $    31,000    $    31,000
                                                                                        ===========    ===========    ===========
       Portfolio turnover                                                                    49.28%         16.51%         21.02%
                                                                                        ===========    ===========    ===========

Leverage

       Asset coverage per $1,000                                                        $     2,989    $     3,042    $     2,961
                                                                                        ===========    ===========    ===========

Dividends Per Share on Preferred Stock Outstanding

       Series F7++++--Investment income--net                                            $       662    $       389    $       188
                                                                                        ===========    ===========    ===========

         * Annualized.

        ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

       *** Do not reflect the effect of dividends to Preferred Stock shareholders.

        ++ Commencement of operations.

      ++++ Issued on August 20, 2003.

       +++ Aggregate total investment return.

     +++++ Based on average shares outstanding.

           See Notes to Financial Statements.


ANNUAL REPORTS                                                     MAY 31, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc. (the "Funds" or individually as the "Fund") are registered under the Investment Company Act of 1940, as amended, as non-diversified, closed-end management investment companies. The Funds' financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Funds determine and make available for publication the net asset values of their Common Stock on a daily basis. Each Fund's Common Stock shares are listed on the New York Stock Exchange under the symbol MUI for Muni Intermediate Duration Fund, Inc. and MNE for Muni New York Intermediate Duration Fund, Inc.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Funds under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Funds. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Funds' pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Funds.

(b) Derivative financial instruments--Each Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--Each Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--Each Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). Written and purchased options are non-income producing investments.

* Forward interest rate swaps--Each Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes--It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.



ANNUAL REPORTS                                                     MAY 31, 2006



Notes to Financial Statements (continued)


(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering costs--Direct expenses relating to the public offering of Muni Intermediate Duration Fund, Inc.'s Preferred Stock were charged to capital at the time of issuance of the shares.

(g) Reclassifications--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences have been reclassified as follows:


Muni Intermediate Duration Fund, Inc.

$6,656 has been reclassified between undistributed net investment income and undistributed net realized capital gains as a result of permanent differences attributable to amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset values per share.


Muni New York Intermediate Duration Fund, Inc.

$4,617 has been reclassified between undistributed net investment income and accumulated net realized capital losses on investments as a result of permanent differences attributable to amortization methods on fixed income securities. This reclassification has no effect on net assets or net asset values per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
Each Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of each Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Funds. For such services, each Fund pays a monthly fee at an annual rate of .55% of the Fund's average daily net assets, including proceeds from the issuance of Preferred Stock. FAM has contractually agreed to waive a portion of its fee during the first seven years of each Fund's operations ending July 31, 2010, as follows:


                                                             Fee Waiver
                                                       (As a Percentage
                                                       of Average Daily
                                                            Net Assets)

Years 1 through 5                                                  .15%
Year 6                                                             .10%
Year 7                                                             .05%
Year 8 and thereafter                                              .00%


FAM has not agreed to waive any portion of its fee beyond July 31, 2010.

For the year ended May 31, 2006, FAM earned fees and waived a portion of its fees as follows:


                                 Investment Advisory               Fees
                                         Fees Earned             Waived

Muni Intermediate
  Duration Fund, Inc.                     $4,921,073         $1,342,111
Muni New York
  Intermediate Duration
  Fund, Inc.                              $  513,274          $ 139,984


In addition, FAM has agreed to reimburse its management fee by the amount of management fees Muni New York Intermediate Duration Fund, Inc. pays to FAM indirectly through its investment in CMA New York Municipal Money Fund. For the year ended May 31, 2006, FAM reimbursed Muni New York Intermediate Duration Fund, Inc. in the amount of $4,124.

For the year ended May 31, 2006, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $350,000 in connection with the issuance of Muni Intermediate Duration Fund, Inc.'s Preferred Stock.

For the year ended May 31, 2006, the Funds reimbursed FAM for certain accounting services. The reimbursements were as follows:


                                                          Reimbursement

Muni Intermediate Duration Fund, Inc.                           $20,430
Muni New York Intermediate Duration Fund, Inc.                  $ 1,969



ANNUAL REPORTS                                                     MAY 31, 2006



Notes to Financial Statements (continued)


Certain officers and/or directors of the Funds are officers and/or directors of FAM, PSI, and/or ML & Co.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 2006 were as follows:



                                                Muni      Muni New York
                                        Intermediate       Intermediate
                                            Duration           Duration
                                          Fund, Inc.         Fund, Inc.

Total Purchases                         $453,929,943        $44,559,841
Total Sales                             $445,439,882        $44,592,452


4. Stock Transactions:
Each Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of beneficial interest without approval of the holders of Common Stock.


Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund, with a par value of $.10 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at May 31, 2006 were as follows:


                                                Muni      Muni New York
                                        Intermediate       Intermediate
                                           Duration            Duration
                                          Fund, Inc.         Fund, Inc.

Series M7                                      3.40%                 --
Series T7                                      3.40%                 --
Series TH7                                     3.40%                 --
Series W7                                      3.33%                 --
Series F7                                      3.32%              3.35%
Series TH28                                    3.40%                 --


Muni Intermediate Duration Fund, Inc.

Shares issued and outstanding during the year ended May 31, 2006 increased by 1,400 from the issuance of an additional series of Preferred Stock and during the year ended May 31, 2005 remained constant.


Muni New York Intermediate Duration Fund, Inc.

Shares issued and outstanding during the years ended May 31, 2006 and May 31, 2005 remained constant.

Each Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended May 31, 2006, MLPF&S earned commissions as follows:


                                                            Commissions

Muni Intermediate Duration Fund, Inc.                          $668,340
Muni New York Intermediate Duration Fund, Inc.                 $ 58,873


5. Distributions to Shareholders:
Each Fund paid a tax-exempt income dividend to holders of Common Stock in the amounts of $.063000 per share and $.054000 per share relating to Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc., respectively, on June 29, 2006 to shareholders of record on June 13, 2006.


Muni Intermediate Duration Fund, Inc.

The tax character of distributions paid during the fiscal years ended May 31, 2006 and May 31, 2005 was as follows:


                                           5/31/2006          5/31/2005

Distributions paid from:
  Tax-exempt income                  $    39,996,579    $    37,130,875
  Ordinary income                          1,319,480          7,395,390
  Net long-term capital gain               8,792,287            418,918
                                     ---------------    ---------------
Total distributions                  $    50,108,346    $    44,945,183
                                     ===============    ===============


As of May 31, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed ordinary income--net                      $     4,118,687
Undistributed tax-exempt income--net                          4,042,302
Undistributed long-term capital gains--net                    1,853,232
                                                        ---------------
Total undistributed earnings--net                            10,014,221
Capital loss carryforward                                            --
Unrealized gains--net                                       22,518,132*
                                                        ---------------
Total accumulated earnings--net                         $    32,532,353
                                                        ===============

 * The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferrals of losses on wash sales and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.



ANNUAL REPORTS                                                     MAY 31, 2006



Notes to Financial Statements (concluded)


Muni New York Intermediate Duration Fund, Inc.

The tax character of distributions paid during the fiscal years ended May 31, 2006 and May 31, 2005 was as follows:

                                           5/31/2006          5/31/2005

Distributions paid from:
  Tax-exempt income                  $     3,723,892    $     3,510,610
                                     ---------------    ---------------
Total distributions                  $     3,723,892    $     3,510,610
                                     ===============    ===============


As of May 31, 2006, the components of accumulated earnings on a tax basis were as follows:


Undistributed tax-exempt income--net                    $       299,774
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                               299,774
Capital loss carryforward                                    (281,623)*
Unrealized gains-net                                        2,023,526**
                                                        ---------------
Total accumulated earnings--net                         $     2,041,677
                                                        ===============

 * On May 31, 2006, the Fund had a net capital loss carryforward of $281,623, all of which expires in 2013. This amount will be available to offset like amounts of any future taxable gains.

** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the difference between book and tax amortization methods for premiums and discounts on fixed income securities.



Report of Independent Registered Public Accounting Firm


To the Shareholders and Board of Directors of Muni Intermediate Duration Fund, Inc. and
Muni New York Intermediate Duration Fund, Inc.:

We have audited the accompanying statements of net assets of Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc. (the "Funds"), including the schedules of investments, as of May 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2006 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc. at May 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.



(Ernst & Young LLP)
Philadelphia, Pennsylvania
July 14, 2006



ANNUAL REPORTS                                                     MAY 31, 2006


Important Tax Information


All of the net investment income distributions paid by Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc. during the taxable period ended May 31, 2006 qualify as tax-exempt interest dividends for federal income tax purposes.

Additionally, the following table summarizes the taxable per share distributions paid by Muni Intermediate Duration Fund, Inc. during the year:





                                     Payable        Ordinary      Long-Term
                                       Date          Income     Capital Gains

Common Stock Shareholders           12/29/2005      $.029664       $.197670

Preferred Stock Shareholders:

Series M7                           10/18/2005       $2.49          $17.06
                                    10/25/2005       $2.25          $15.46
                                    11/01/2005       $2.35          $16.09
                                    11/08/2005       $2.17          $14.88
                                    11/15/2005       $2.69          $17.23
                                    11/22/2005       $2.74          $17.54
                                    11/29/2005       $1.34          $ 8.52

Series T7                           10/19/2005       $2.42          $16.62
                                    10/26/2005       $2.40          $16.42
                                    11/02/2005       $2.42          $16.57
                                    11/09/2005       $2.55          $17.51
                                    11/16/2005       $2.69          $17.15
                                    11/23/2005       $2.78          $17.72
                                    11/30/2005       $0.95          $ 6.03

Series W7                           10/20/2005       $2.37          $16.29
                                    10/27/2005       $2.40          $16.42
                                    11/03/2005       $2.42          $16.62
                                    11/10/2005       $2.54          $17.38
                                    11/17/2005       $2.65          $16.91
                                    11/25/2005       $3.20          $20.40
                                    12/01/2005       $0.55          $ 3.44



                                     Payable        Ordinary      Long-Term
                                       Date          Income     Capital Gains

Preferred Stock Shareholders (concluded):

Series TH7                          10/21/2005       $2.35          $16.09
                                    10/28/2005       $2.35          $16.15
                                    11/04/2005       $2.54          $17.38
                                    11/11/2005       $3.78          $24.66
                                    11/18/2005       $1.52          $ 9.86
                                    11/25/2005       $2.75          $17.89
                                    12/02/2005       $1.14          $ 7.46

Series F7                           10/17/2005       $2.14          $14.62
                                    10/24/2005       $2.35          $16.09
                                    10/31/2005       $2.29          $15.78
                                    11/07/2005       $2.54          $17.38
                                    11/14/2005       $2.51          $16.00
                                    11/21/2005       $2.72          $17.49
                                    11/28/2005       $1.36          $ 8.65

Series TH28                         12/23/2005       $4.96          $32.96




ANNUAL REPORTS                                                     MAY 31, 2006



Automatic Dividend Reinvestment Plan


How the Plan Works--The Funds offer a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by each Fund are automatically reinvested in additional shares of Common Stock of each Fund. The Plan is administered on behalf of the shareholders by Computershare Trust Company, N.A. (the "Plan Agent"). Under the Plan, whenever the Funds declare a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of each Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of each Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, each Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Funds' net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan--Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Funds unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan--The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Funds. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of each Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since each Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees--There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications--The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash.

Contact Information--All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010, Telephone:
800-426-5523.



ANNUAL REPORTS                                                     MAY 31, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by the Boards

In connection with the Transaction between Merrill Lynch and BlackRock, each Fund's Board of Directors considered a new investment advisory agreement (each a "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If each Fund's New Investment Advisory Agreement is approved by shareholders of the Fund, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Boards discussed the New Investment Advisory Agreements at telephonic and in-person meetings held during April and May 2006. Each Board, including the independent directors, approved the applicable New Investment Advisory Agreement at a meeting held on May 8, 2006.

To assist each Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. Each Fund's independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the Fund's New Investment Advisory Agreement. The additional information was provided in advance of the May 8, 2006 meetings. In addition, each Fund's independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, members of each Fund's Board discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Boards. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, each Fund's independent directors met in executive sessions with their counsel to consider the Fund's New Investment Advisory Agreement.

In connection with each Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to each Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that each Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek Board approval before making any changes;

* that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15 (f) of the Investment Company Act of 1940 Act (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to each Fund's shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;



ANNUAL REPORTS                                                     MAY 31, 2006



Disclosure of New Investment Advisory Agreement (continued)


* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

*  the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of each New Investment Advisory Agreement, including the fact that neither Fund's schedule of total advisory fees will increase by virtue of the Fund's New Investment Advisory Agreement, but will remain the same;

* that within the past year each Fund's Board performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper, Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment (each Board had most recently performed a full annual review of the Current Investment Advisory Agreement in November 2005); and

* that Merrill Lynch agreed to pay all expenses of each Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, each Board assessed the nature, scope and quality of the services to be provided to the applicable Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, each Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered by each Board were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meeting to consider renewal of the Current Investment Advisory Agreement, each Board had requested and received materials specifically relating to the agreement. These materials for each Fund included
(a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser of the Fund's Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (e) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, each Fund's directors considered information received in connection with their most recent continuation of the Fund's Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the Fund's New Investment Advisory Agreement. Neither Fund's directors identified any particular information that was all-important or controlling, and each director attributed different weights to the various factors. Each Fund's directors made their determinations separately in respect of the Fund. The directors of each Fund, including a majority of the independent directors, concluded that the terms of the Fund's New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.



ANNUAL REPORTS                                                     MAY 31, 2006



Nature, Quality and Extent of Services Provided--Each Fund's Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Fund's Board focused primarily on the Investment Adviser's advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. Each Fund's Board compared the Fund's performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board will attach more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, each Fund's directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund.

Each Fund's directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Fund's directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Fund's directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, each Fund's directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Fund's Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. Each Fund's directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Fund's directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under its New Investment Advisory Agreement.

Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, each Fund's directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Fund's Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. Each Fund's Board also compared the Fund's total expenses to those of other comparable funds. The information showed that each Fund had fees and expenses within the range of fees and expenses of comparable funds. Each Fund's Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. Each Fund's Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. Each Fund's Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.



ANNUAL REPORTS                                                     MAY 31, 2006



Disclosure of New Investment Advisory Agreement (concluded)


In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, each Fund's directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that each New Investment Advisory Agreement is substantially similar to the applicable Current Investment Advisory Agreement in all material respects, including the rate of compensation, each Fund's directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Fund's directors noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund.

Each Fund's directors discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--Each Fund's Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Each Fund's Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that each New Investment Advisory Agreement is substantially similar to the applicable Current Investment Advisory Agreement in all material respects, including the rate of compensation, each Fund's directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. Each Fund's directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, the directors had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, each Fund's directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Fund's directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, each Fund's directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, each Fund's directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. The directors noted that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance--Each Fund's directors considered investment performance for the Fund. Each Fund's directors compared the Fund's performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed each Fund's performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board will attach more importance over relatively long periods of time, typically three to five years. Each Fund's directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Fund's Board noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of each Fund deliberated in executive session, the Fund's entire Board, including the independent directors, approved the Fund's New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the Fund's shareholders. In approving the New Investment Advisory Agreement, each Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Subadvisory Agreement--Matters Considered by the Boards

At the telephonic and in-person meetings held during April and May 2006 at which each Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also approved a contingent subadvisory agreement (each a "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). Each Fund's Contingent Subadvisory Agreement is intended to ensure that the Fund operates with efficient portfolio management services until the closing of the Transaction, in the event that the Fund's Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If each Fund's shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Fund's Board in the period up to the closing of the Transaction. The effectiveness of each Fund's Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to each Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in either Fund's expenses as a result of the Contingent Subadvisory Agreement.

In making its approval, each Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. Each Fund's Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in each Fund's Contingent Subadvisory Agreement, the Fund's Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of each Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. Each Fund's Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, each Fund's Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors of each Fund deliberated in executive session, the Fund's entire Board, including the independent directors, approved the applicable Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of the Fund's shareholders.



ANNUAL REPORTS                                                     MAY 31, 2006


Officers and Directors

                                                                                               Number of
                                                                                               Portfolios in   Other Public
                        Position(s)  Length of                                                 Fund Complex    Directorships
                        Held with    Time                                                      Overseen by     Held by
Name, Address & Age     Funds        Served    Principal Occupation(s) During Past 5 Years     Director        Director
Interested Director


Robert C. Doll, Jr.*    President    2005 to   President of the MLIM/FAM-advised funds since   131 Funds       None
P.O. Box 9011           and          present   2005; President of MLIM and FAM since 2001;     177 Portfolios
Princeton,              Director               Co-Head (Americas Region) thereof from 2000
NJ 08543-9011                                  to 2001 and Senior Vice President from 1999
Age: 51                                        to 2001; President and Director of Princeton
                                               Services, Inc. ("Princeton Services") since 2001;
                                               President of Princeton Administrators, L.P.
                                               ("Princeton Administrators") since 2001; Chief
                                               Investment Officer of OppenheimerFunds, Inc.
                                               in 1999 and Executive Vice President thereof
                                               from 1991 to 1999.


 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser.
   Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
   President, Mr. Doll serves at the pleasure of the Board of Directors.


ANNUAL REPORTS                                                     MAY 31, 2006


Officers and Directors (continued)
                                                                                               Number of
                                                                                               Portfolios in   Other Public
                        Position(s)  Length of                                                 Fund Complex    Directorships
                        Held with    Time                                                      Overseen by     Held by
Name, Address & Age     Funds        Served    Principal Occupation(s) During Past 5 Years     Director        Director
Independent Directors*


Donald W. Burton        Director     2003 to   General Partner of The Burton Partnership,      23 Funds        Knology, Inc.
P.O. Box 9095                        present   Limited Partnership (an investment              42 Portfolios   (telecommuni-
Princeton,                                     partnership) since 1979; Managing General                       cations) and
NJ 08543-9095                                  Partner of The South Atlantic Venture Funds                     Symbion, Inc.
Age: 62                                        since 1983; Member of the Investment Advisory                   (healthcare)
                                               Council of the Florida State Board of
                                               Administration since 2001.


John Francis O'Brien    Director     2004 to   President and Chief Executive Officer of        23 Funds        ABIOMED
P.O. Box 9095                        present   Allmerica Financial Corporation (financial      42 Portfolios   (medical device
Princeton,                                     services holding company) from 1995 to 2002                     manufacturer),
NJ 08543-9095                                  and Director from 1995 to 2003; President of                    Cabot
Age: 63                                        Allmerica Investment Management Co., Inc.                       Corporation
                                               (investment adviser) from 1989 to 2002,                         (chemicals),
                                               Director from 1989 to 2002 and Chairman of                      LKQ Corporation
                                               the Board from 1989 to 1990; President, Chief                   (auto parts
                                               Executive Officer and Director of First                         manufacturing)
                                               Allmerica Financial Life Insurance Company                      and TJX
                                               from 1989 to 2002 and Director of various                       Companies, Inc.
                                               other Allmerica Financial companies until 2002;                 (retailer)
                                               Director since 1989, Member of the Governance
                                               Nominating Committee since 2004, Member of
                                               the Compensation Committee since 1989 and
                                               Member of the Audit Committee from 1990 to
                                               2004 of ABIOMED; Director, Member of the
                                               Governance and Nomination Committee and
                                               Member of the Audit Committee of Cabot
                                               Corporation since 1990; Director and Member of
                                               the Audit Committee and Compensation Committee
                                               of LKQ Corporation since 2003; Lead Director of
                                               TJX Companies, Inc. since 1999; Trustee of the
                                               Woods Hole Oceanographic Institute since 2003.


David H. Walsh          Director     2003 to   Consultant with Putnam Investments from 1993    23 Funds        None
P.O. Box 9095                        present   to 2003, and employed in various capacities     42 Portfolios
Princeton,                                     therewith from 1973 to 1992; Director,
NJ 08543-9095                                  Massachusetts Audubon Society from 1990 to
Age: 64                                        1997; Director, The National Audubon Society from
                                               1998 to 2005; Director, The American Museum of
                                               Fly Fishing since 1997.


Fred G. Weiss**         Director     2003 to   Managing Director of FGW Associates since       23 Funds        Watson
P.O. Box 9095                        present   1997; Vice President, Planning, Investment      42 Portfolios   Pharmaceuticals,
Princeton,                                     and Development of Warner Lambert Co. from                      Inc.
NJ 08543-9095                                  1979 to 1997; Director of the Michael J. Fox                    (pharmaceutical
Age: 64                                        Foundation for Parkinson's Research since 2000;                 company)
                                               Director of BTG International Plc (a global
                                               technology commercialization company) since 2001.


 * Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors and the Audit Committee.


ANNUAL REPORTS                                                     MAY 31, 2006


Officers and Directors (concluded)

                        Position(s)  Length of
                        Held with    Time
Name, Address & Age     Funds        Served    Principal Occupation(s) During Past 5 Years
Fund Officers*


Donald C. Burke         Vice         2003 to   Managing Director of MLIM and FAM since 2006 and Treasurer thereof since 1999;
P.O. Box 9011           President    present   First Vice President of MLIM and FAM from 1997 to 2005; Senior Vice President
Princeton,              and                    and Treasurer of Princeton Services since 1999 and Director since 2004; Vice
NJ 08543-9011           Treasurer              President of FAM Distributors, Inc. ("FAMD") since 1999 and Director since 2004;
Age: 45                                        Vice President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since
                                               2004.


Kenneth A. Jacob        Senior       2003 to   Managing Director (Tax-Exempt Fund Management) of MLIM since 2000; Director
P.O. Box 9011           Vice         present   of MLIM from 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 55


John M. Loffredo        Senior       2003 to   Managing Director (Tax-Exempt Fund Management) of MLIM since 2000; Director
P.O. Box 9011           Vice         present   of MLIM from 1997 to 2000.
Princeton,              President
NJ 08543-9011
Age: 42


Timothy T. Browse       Vice         2004 to   Vice President (Tax-Exempt Fund Management) of MLIM since 2004; Vice President,
P.O. Box 9011           President    present   portfolio manager and team leader of the Municipal Investments Team with Lord
Princeton,                                     Abbet & Co. from 2000 to 2003; Vice President and portfolio manager in the
NJ 08543-9011                                  municipal fund management group of Eaton Vance Management, Inc. from 1992
Age: 47                                        to 2000.


Robert A. DiMella       Vice         2003 to   Managing Director (Tax-Exempt Fund Management) of MLIM since 2004; Director
P.O. Box 9011           President    present   of MLIM from 2002 to 2004; Vice President of MLIM from 1996 to 2002.
Princeton,
NJ 08543-9011
Age: 39


Jeffrey Hiller          Chief        2004 to   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
P.O. Box 9011           Compliance   present   and Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief
Princeton,              Officer                Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
NJ 08543-9011                                  Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
Age: 54                                        Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                               Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                               Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                               Commission's Securities and Exchange Division of Enforcement in Washington, D.C.
                                               from 1990 to 1995.


Alice A. Pellegrino     Secretary    2004 to   Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
P.O. Box 9011                        present   2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD
Princeton,                                     and Princeton Services since 2004.
NJ 08543-9011
Age: 46


 * Officers of the Funds serve at the pleasure of the Board of Directors.


Custodian
State Street Bank and
Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agents

Common Stock:
Computershare Trust
Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010
800-426-5523


Preferred Stock:
The Bank of New York
101 Barclay Street - 7 West
New York, NY 10286


Laurie Simon Hodrick resigned as a Director of Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc. effective May 1, 2006.



ANNUAL REPORTS                                                     MAY 31, 2006



Investment Objectives


NYSE Symbol  Muni Intermediate Duration Fund, Inc. seeks to provide
MUI shareholders with high current income exempt from federal income taxes by investing primarily in a portfolio of municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.


NYSE Symbol  Muni New York Intermediate Duration Fund, Inc. seeks to provide
MNE shareholders with high current income exempt from federal income taxes and New York State and New York City personal income taxes by investing primarily in a portfolio of municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes and New York State and New York City personal income taxes.



Fund Certifications


In September 2005, Muni Intermediate Duration Fund, Inc. and Muni New York Intermediate Duration Fund, Inc. filed their Chief Executive Officer Certifications for the prior year with the New York Stock Exchange pursuant to
Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards.

The Funds' Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Availability of Quarterly Schedule of Investments


The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Funds' Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Funds offer electronic delivery of communications to their shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


ANNUAL REPORTS                                                     MAY 31, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:
           (1) Donald W. Burton, (2) Laurie Simon Hodrick (resigned as of
           May 1, 2006), (3) John F. O'Brien, (4) David H. Walsh and (5)
           Fred G. Weiss.

           The registrant's board of directors has determined that Laurie Simon Hodrick qualifies as a financial expert pursuant to Item 3(c)(4) of Form N-CSR.

           Ms. Hodrick has a thorough understanding of generally accepted accounting principals, financial statements, and internal controls and procedures for financial reporting. Ms. Hodrick earned a Ph.D. in economics and has taught courses in finance for over 15 years. Her M.B.A.-level course centers around the evaluation and analysis of firms' corporate financial statements. She has also taught in financial analysts' training programs. Ms. Hodrick has also worked with several prominent corporations in connection with the analysis of financial forecasts and projections and analysis of the financial statements of those companies, serving on the Financial Advisory Council of one of these major corporations. She has also served as the Treasurer and Finance Chair of a 501(c)(3) organization. Ms. Hodrick has published a number of articles in leading economic and financial journals and is the associate editor of two leading finance journals.

           Item 4 -   Principal Accountant Fees and Services

           (a) Audit Fees -         Fiscal Year Ending May 31, 2006 - $30,500
                                    Fiscal Year Ending May 31, 2005 - $29,000

           (b) Audit-Related Fees - Fiscal Year Ending May 31, 2006 - $3,500
                                    Fiscal Year Ending May 31, 2005 - $3,500

           (c) Tax Fees -           Fiscal Year Ending May 31, 2006 - $6,000
                                    Fiscal Year Ending May 31, 2005 - $5,700

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -     Fiscal Year Ending May 31, 2006 - $0
                                    Fiscal Year Ending May 31, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending May 31, 2006 - $9,500
               Fiscal Year Ending May 31, 2005 - $9,200

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $0, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           Donald W. Burton
           Laurie Simon Hodrick (resigned as of May 1, 2006)
           John F. O'Brien
           David H. Walsh
           Fred G. Weiss

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -
           Proxy Voting Policies and Procedures

           Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

           In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of May 31, 2006.

           (a)(1) Mr. Timothy T. Browse is primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Mr. Browse has been a portfolio manager and Vice President (Tax-Exempt Fixed Income) of MLIM since 2004 and has over ten years of experience investing in Municipal Bonds as a portfolio manager on behalf of registered investment companies. He has been a Vice President and portfolio manager of the fund since 2004.

           (a)(2) As of May 31, 2006:

                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                              Other                                      Other
           (i) Name of      Registered    Other Pooled                 Registered    Other Pooled
           Portfolio        Investment     Investment       Other      Investment     Investment      Other
           Manager          Companies       Vehicles       Accounts    Companies       Vehicles      Accounts
           Timothy T.
           Browse                    3              0             0            0               0            0
                       $ 1,911,684,708        $     0       $     0      $     0         $     0      $     0

           (iv)  Potential Material Conflicts of Interest

        Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

        Certain investments may be appropriate for the Fund and also for other clients advised by the Investment. Adviser and its affiliates, including other client accounts managed by the Fund's portfolio management team. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. Frequently, a particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Investment Adviser and its affiliates may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results for the Fund may differ from the results achieved by other clients of the Investment Adviser and its affiliates and results among clients may differ. In addition, purchases or sales of the same security may be made for two or more clients on the same day. In such event, such transactions will be allocated among the clients in a manner believed by the Investment Adviser and its affiliates to be equitable to each. The Investment Adviser will not determine allocations based on whether it receives a performance based fee from the client. In some cases, the allocation procedure could have an adverse effect on the price or amount of the securities purchased or sold by the Fund. Purchase and sale orders for the Fund may be combined with those of other clients of the Investment Adviser and its affiliates in the interest of achieving the most favorable net results to the Fund.

        To the extent that the Fund's portfolio management team has responsibilities for managing accounts in addition to the Fund, a portfolio manager will need to divide his time and attention among relevant accounts.

        In some cases, a real, potential or apparent conflict may also arise where (i) the Investment Adviser may have an incentive, such as a performance based fee, in managing one account and not with respect to other accounts it manages or (ii) where a member of the Fund's portfolio management team owns an interest in one fund or account he or she manages and not another.

        (a)(3) As of May 31, 2006:

        Portfolio Manager Compensation

        The Portfolio Manager Compensation Program of MLIM and its affiliates, including the Investment Adviser, is critical to MLIM's ability to attract and retain the most talented asset management professionals. This program ensures that compensation is aligned with maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

        Compensation Program

        The elements of total compensation for MLIM and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. MLIM has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

        Base Salary

        Under the MLIM approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

        Performance-Based Compensation

        MLIM believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, MLIM and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. MLIM's formulaic portfolio manager compensation program includes: investment performance relative to a subset of closed-end, New York municipal debt funds over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. MLIM and its affiliates also consider the extent to which individuals exemplify and foster ML & Co.'s principles of client focus, respect for the individual, teamwork, responsible citizenship and integrity. All factors are considered collectively by MLIM management.

        Cash Bonus

        Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

        Stock Bonus

        A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of ML & Co. stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future ML & Co. stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the ML & Co. shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect ML & Co.'s reputation for integrity.

        Other Compensation Programs

        Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of MLIM mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of MLIM products and promotes continuity of successful portfolio management teams.

        Other Benefits

        Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of ML & Co. and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

          (a)(4) Beneficial Ownership of Securities.    As of May 31, 2006,
                 Mr. Browse does not beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Muni New York Intermediate Duration Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Muni New York Intermediate Duration Fund, Inc.


Date: July 21, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Muni New York Intermediate Duration Fund, Inc.


Date: July 21, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Muni New York Intermediate Duration Fund, Inc.


Date: July 21, 2006